Filed pursuant to Rule 497

File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 9 dated November 12, 2014

To

Prospectus dated April 30, 2014

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

Since commencing our continuous public offering on July 2, 2012 and through November 10, 2014, we received and accepted subscriptions in our offering for 46,571,392 shares of our common stock at an average price per share of $10.23, for corresponding gross proceeds of $476,533,470, including shares purchased by our affiliates, shares repurchased pursuant to our share repurchase program and proceeds from our second amended and restated distribution reinvestment plan.

QUARTERLY REPORT ON FORM 10-Q

FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2014

On November 12, 2014, we filed our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014 with the SEC, a copy of which is appended hereto.

This supplement amends the indicated sections of the Prospectus as follows:

MANAGEMENT

The table set forth in the section entitled “Management — Board of Directors and Executive Officers — Executive Officers” on page 119 of the Prospectus is hereby amended by replacing the title of Keith S. Franz in its entirety with “Managing Director, Chief Financial Officer and Treasurer”.

The second paragraph in the section entitled “Management — Board of Directors and Executive Officers — Executive Officers — Executive Officers Who are Not Directors” on page 119 of the Prospectus is hereby amended by adding as the first sentence thereof the following:

Keith S. Franz, Managing Director, Chief Financial Officer and Treasurer of CĪON Investment Corporation.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

[x]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2014

OR

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from __________ to __________

Commission File Number: 000-54755

CĪON Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	45-3058280
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3 Park Avenue, 36th Floor New York, New York	10016
(Address of principal executive offices)	(Zip Code)
(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [x] No [  ]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes [  ] No [  ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer [ ]	Accelerated Filer [ ]
Non-Accelerated Filer [x] (Do not check if a smaller reporting company)	Smaller Reporting Company [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes [  ] No [x]

The number of shares of the registrant’s common stock, $0.001 par value, outstanding as of November 10, 2014 was 46,571,392.

CĪON INVESTMENT CORPORATION

TABLE OF CONTENTS

FORM 10-Q

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements

CĪON Investment Corporation

Consolidated Balance Sheets

	September 30,	December 31,
	2014	2013
	(unaudited)
Assets
Investments, at fair value (amortized cost of $311,488,307
and $103,414,685, respectively)	$312,176,748	$104,518,913
Cash	14,845,190	449,912
Due from counterparty(1)	99,900,239	40,703,777
Reimbursements from IIG, net(2)	83,320	545,593
Prepaid expenses	239,858	98,990
Interest receivable on investments	1,380,331	415,416
Receivable due on investments sold	8,628,948	535,513
Unrealized appreciation on total return swap(1)	-	1,548,617
Receivable due on total return swap(1)	2,731,506	1,801,665
Total assets	$439,986,140	$150,618,396

Liabilities and Shareholders' Equity
Liabilities
Payable for investments purchased	$37,416,374	$3,462,700
Shareholders' distributions payable(3)	2,880,906	895,704
Accounts payable and accrued expenses	562,661	608,938
Accrued management fees	1,739,759	-
Accrued administrative services expense	376,806	-
Accrued recoupment of expense reimbursements from IIG(2)	22,530	-
Due to IIG - offering expenses	-	550,000
Unrealized depreciation on total return swap(1)	340,858	-
Accrued capital gains incentive fee(4)	688,520	530,569
Total liabilities	44,028,414	6,047,911

Commitments and contingencies (Note 4 and Note 10)

Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized;
42,532,137 and 15,510,178 shares issued and outstanding, respectively	42,532	15,510
Capital in excess of par value	396,256,131	142,402,255
Accumulated distributions in excess of net investment income	(688,520)	(500,125)
Accumulated net unrealized appreciation on investments	688,441	1,104,228
Accumulated net unrealized (depreciation) appreciation on total return swap(1)	(340,858)	1,548,617
Total shareholders' equity	395,957,726	144,570,485

Total liabilities and shareholders' equity	$439,986,140	$150,618,396

Net asset value per share of common stock at end of period	$9.31	$9.32

Shares of common stock outstanding	42,532,137	15,510,178

(1) See Note 7 for a discussion of the Company’s total return swap agreement.
(2) See Note 4 for a discussion of expense reimbursements from ICON Investment Group, LLC, or IIG, and recoupment of expense reimbursements.
(3) See Note 5 for a discussion of the sources of distributions paid by the Company.
(4) See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Investment income
Interest income	$4,793,982	$494,701	$10,628,790	$808,321
Fee income	287,578	-	287,578	-
Total investment income	5,081,560	494,701	10,916,368	808,321

Operating expenses
Management fees	1,739,759	248,225	3,951,772	413,748
Administrative services expense	376,806	144,462	1,222,421	715,653
Capital gains incentive fee(1)	(497,508)	128,766	247,565	303,494
Offering expenses - IIG	-	-	591,475	-
General and administrative(2)	866,405	667,704	2,942,020	1,928,582
Total expenses	2,485,462	1,189,157	8,955,253	3,361,477
Expense reimbursements from IIG(3)	-	(1,296,834)	(1,048,858)	(3,263,743)
Recoupment of expense reimbursements from IIG(3)	22,530	-	622,156	-
Net operating expenses	2,507,992	(107,677)	8,528,551	97,734
Net investment income	2,573,568	602,378	2,387,817	710,587

Realized and unrealized gains
Net realized gain on investments	971,457	1,381	1,355,562	16,352
Net change in unrealized (depreciation) appreciation on investments	(1,629,436)	220,148	(415,787)	535,161
Net realized gain on total return swap(4)	4,135,243	799,698	11,898,784	1,591,711
Net change in unrealized (depreciation) appreciation on total return swap(4)	(1,912,752)	284,001	(1,889,475)	371,569
Total net realized and unrealized gains	1,564,512	1,305,228	10,949,084	2,514,793

Net increase in net assets resulting from operations	$4,138,080	$1,907,606	$13,336,901	$3,225,380

Per share information—basic and diluted

Net increase in net assets per share resulting from operations	$0.11	$0.32	$0.46	$0.96

Weighted average shares of common stock outstanding	37,849,989	6,019,520	28,878,907	3,371,894

(1)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.
(2)

See Note 9 for details of the Company's general and administrative expenses. See Note 2 for details of the Company's organization costs and offering expenses included in general and administrative expense.

(3)	See Note 4 for a discussion of expense reimbursements from IIG and recoupment of expense reimbursements.
(4)	See Note 7 for a discussion of the Company’s total return swap agreement.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Statements of Changes in Net Assets

(unaudited)

	Nine Months Ended September 30,
	2014	2013
Changes in net assets from operations:
Net investment income	$2,387,817	$710,587
Net realized gain on investments	1,355,562	16,352
Net change in unrealized (depreciation) appreciation on investments	(415,787)	535,161
Net realized gain on total return swap(1)	11,898,784	1,591,711
Net change in unrealized (depreciation) appreciation on total return swap(1)	(1,889,475)	371,569
Net increase in net assets resulting from operations	13,336,901	3,225,380
Changes in net assets from shareholders' distributions:(2)
Net investment income	(2,387,817)	(208,988)
Net realized gain on total return swap
Net interest and other income from TRS portfolio	(9,794,608)	(997,321)
Net gain on TRS loan sales	(2,104,176)	(594,488)
Net realized gain on investments	(1,355,562)	(16,396)
Other sources(3)	(188,395)	-
Net decrease in net assets from shareholders' distributions	(15,830,558)	(1,817,193)
Changes in net assets from capital share transactions:
Issuance of common stock, net of issuance costs of $24,028,217 and $6,545,134, respectively	246,453,505	65,858,114
Reinvestment of shareholder distributions	7,620,124	641,967
Repurchase of common stock	(192,731)	-
Amortization of deferred offering expenses	-	(747,945)
Net increase in net assets resulting from capital share transactions	253,880,898	65,752,136

Total increase in net assets	251,387,241	67,160,323
Net assets at beginning of period	144,570,485	4,487,115
Net assets at end of period	$395,957,726	$71,647,438

Net asset value per share of common stock at end of period	$9.31	$9.29
Shares of common stock outstanding at end of period	42,532,137	7,715,146

Undistributed (distributions in excess of) net investment income at end of period	$(688,520)	$504,291

(1) See Note 7 for a discussion of the Company’s total return swap agreement.
(2) See Note 5 for a discussion of the sources of distributions paid by the Company.
(3) Includes adjustments made to GAAP basis net investment income to arrive at taxable income available for distributions.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Statements of Cash Flows

(unaudited)

	Nine Months Ended September 30,
	2014	2013
Operating activities:
Net increase in net assets resulting from operations	$13,336,901	$3,225,380
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net accretion of discount on investments	(235,154)	(14,225)
Proceeds from principal repayment of investments	47,872,665	769,044
Purchase of investments	(304,984,125)	(39,867,686)
Increase in short term investments, net	(22,678,233)	(9,914,471)
Proceeds from sale of investments	73,306,787	1,141,330
Net realized gain on investments	(1,355,562)	(16,352)
Net unrealized depreciation (appreciation) on investments	415,787	(535,161)
Net unrealized depreciation (appreciation) on total return swap(1)	1,889,475	(371,569)
Increase in due from counterparty	(59,196,462)	(19,081,599)
Decrease (increase) in reimbursements from IIG, net(2)	462,273	(1,234,427)
Increase in prepaid expenses	(140,868)	(52,217)
Increase in interest receivable on investments	(964,915)	(163,288)
Increase in receivable due on investments sold	(8,093,435)	(26,342)
Increase in receivable due on total return swap(1)	(929,841)	(2,732,420)
Increase in payable for investments purchased	33,953,674	2,822,200
Increase (decrease) in accounts payable and accrued expenses	(46,277)	559,464
Increase in accrued management fees	1,739,759	-
Increase in accrued administrative services expense	376,806	-
Increase (decrease) in due to IIG - offering expenses	(550,000)	550,000
Increase in accrued recoupment of expense reimbursements from IIG(2)	22,530	-
Increase in accrued capital gains incentive fee	157,951	-
Net cash used in operating activities	(225,640,264)	(64,942,339)

Financing activities:
Gross proceeds from issuance of common stock	270,481,722	72,403,248
Commissions and dealer manager fees paid	(24,028,217)	(6,568,234)
Repurchase of common stock	(192,731)	-
Shareholders' distributions paid(3)	(6,225,232)	(728,187)
Repayment of financing arrangement	-	(72,682)
Net cash provided by financing activities	240,035,542	65,034,145

Net increase in cash	14,395,278	91,806
Cash, beginning of period	449,912	-
Cash, end of period	$14,845,190	$91,806

Supplemental non-cash financing activities:
Deferred offering expenses charged to shareholders' equity	$-	$747,945
Reinvestment of shareholders' distributions	$7,620,124	$641,967
Shareholders' distributions payable	$2,880,906	$447,039

(1) See Note 7 for a discussion of the Company’s total return swap agreement.
(2) See Note 4 for a discussion of expense reimbursements from IIG and recoupment of expense reimbursements.
(3) See Note 5 for a discussion of the sources of distributions paid by the Company.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments

September 30, 2014

(unaudited)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/Par Amount	Amortized Cost	Fair Value(c)
Senior Secured First Lien Term Loans - 16.9%
Accruent, LLC, L+450, 1.25% LIBOR Floor, 11/25/2019	3 Month LIBOR	High Tech Industries	$4,468,325	$4,458,061	$4,457,154
Blue Bird Body Company, L+550, 1.00% LIBOR Floor, 6/26/2020	3 Month LIBOR	Automotive	2,463,235	2,341,084	2,432,445
Distribution International, Inc., L+650, 1.00% LIBOR Floor, 7/16/2019	3 Month LIBOR	Construction & Building	2,468,750	2,452,018	2,474,922
ECI Acquisition Holdings, Inc., L+625, 1.00% LIBOR Floor, 3/11/2019(d)	3 Month LIBOR	High Tech Industries	8,234,620	8,187,990	8,193,447
F+W Media, Inc., L+650, 1.25% LIBOR Floor, 6/30/2019	3 Month LIBOR	Media: Diversified & Production	6,526,340	6,293,422	6,518,182
Ignite Restaurant Group, Inc., L+700, 1.00% LIBOR Floor, 2/13/2019	3 Month LIBOR	Beverage, Food, & Tobacco	15,000,000	14,779,231	14,850,000
Infogroup Inc., L+600, 1.50% LIBOR Floor, 5/26/2018(e)	6 Month LIBOR	Media: Advertising, Printing & Publishing	10,828,481	10,249,470	10,219,379
SK Spice S.Á.R.L, L+825, 1.25% LIBOR Floor, 9/30/2018(f)	3 Month LIBOR	Chemicals, Plastics, & Rubber	1,762,203	1,732,556	1,785,332
Smile Brands Group, Inc., L+625, 1.25% LIBOR Floor, 8/16/2019	6 Month LIBOR	Healthcare & Pharmaceuticals	5,346,000	5,246,622	5,259,128
Sprint Industrial Holdings, LLC, L+575, 1.25% LIBOR Floor, 5/14/2019	3 Month LIBOR	Energy: Oil & Gas	1,445,581	1,433,079	1,449,195
Survey Sampling International, LLC, L+450, 1.00% LIBOR Floor, 12/12/2019	1 Month LIBOR	Services: Business	3,209,375	3,180,711	3,193,328
TOPPS Company, Inc., L+600, 1.25% LIBOR Floor, 10/2/2018	3 Month LIBOR	Consumer Goods: Non-Durable	2,094,175	2,059,387	2,067,998
US Joiner Holding Company, L+600, 1.00% LIBOR Floor, 4/16/2020	3 Month LIBOR	Capital Equipment	3,965,038	3,908,724	3,955,125
Total Senior Secured First Lien Term Loans				66,322,355	66,855,635
Senior Secured Second Lien Term Loans - 45.7%
Active Network, Inc., L+850, 1.00% LIBOR Floor, 11/15/2021	3 Month LIBOR	High Tech Industries	2,359,592	2,348,777	2,375,077
ALM Media, LLC, L+800, 1.00% LIBOR Floor, 7/30/2021	3 Month LIBOR	Media: Advertising, Printing & Publishing	10,343,750	10,139,402	10,473,047
American Residential Services LLC, L+800, 1.00% LIBOR Floor, 12/31/2021	3 Month LIBOR	Construction & Building	3,700,000	3,663,000	3,700,000
Drew Marine Group, Inc., L+700, 1.00% LIBOR Floor, 5/19/2021(f)	3 Month LIBOR	Chemicals, Plastics, & Rubber	5,000,000	5,003,069	5,025,000
EISI LLC, L+850, 1.00% LIBOR Floor, 9/23/2020	3 Month LIBOR	High Tech Industries	20,000,000	19,650,840	19,650,000
Elements Behavioral Health, Inc., L+825, 1.00% LIBOR Floor, 2/11/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	5,000,000	4,953,277	4,950,000
Emerald 3 Limited, L+700, 1.00% LIBOR Floor, 5/16/2022(f)	3 Month LIBOR	Environmental Industries	5,000,000	4,950,000	4,975,000
FRAM Group Holdings Inc., L+900, 1.50% LIBOR Floor, 1/29/2018	3 Month LIBOR	Automotive	107,482	105,205	106,676
GCA Services Group, Inc., L+800, 1.25% LIBOR Floor, 11/1/2020	6 Month LIBOR	Services: Consumer	800,000	796,649	800,000
Genex Holdings, Inc., L+775, 1.00% LIBOR Floor, 5/30/2022(e)	1 Month LIBOR	Services: Business	9,910,000	9,860,629	9,860,450
Global Tel*Link Corporation, L+775, 1.25% LIBOR Floor, 11/23/2020	3 Month LIBOR	Services: Business	9,500,000	9,484,836	9,452,500
H.D. Vest, Inc., L+800, 1.25% LIBOR Floor, 6/18/2019	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	854,000	845,594	845,460
IBC Capital Limited, L+700, 1.00% LIBOR Floor, 9/9/2022(e)(f)	1 Month LIBOR	Containers, Packaging, & Glass	7,506,000	7,487,265	7,506,000
Institutional Shareholder Services Inc., L+750, 1.00% LIBOR Floor, 4/30/2022	3 Month LIBOR	Services: Business	5,860,000	5,833,066	5,830,700
Landslide Holdings, Inc., L+725, 1.00% LIBOR Floor, 2/25/2021	3 Month LIBOR	Services: Business	9,830,121	9,847,210	9,756,395
Learfield Communications, Inc., L+775, 1.00% LIBOR Floor, 10/9/2021	3 Month LIBOR	Media: Broadcasting & Subscription	1,417,333	1,404,226	1,415,561
Mergermarket USA, Inc., L +650, 1.00% LIBOR Floor, 2/4/2022	6 Month LIBOR	Services: Business	2,000,000	1,990,000	1,945,000
MSC.Software Corporation, L+750, 1.00% LIBOR Floor, 5/29/2021	3 Month LIBOR	High Tech Industries	7,820,000	7,759,267	7,702,700
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021	3 Month LIBOR	Chemicals, Plastics, & Rubber	2,441,459	2,459,770	2,450,614
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	4,500,000	4,472,352	4,477,500
SI Organization, Inc., L+800, 1.00% LIBOR Floor, 5/23/2020	3 Month LIBOR	Services: Business	1,511,000	1,496,440	1,537,442
SMG, L+825, 1.00% LIBOR Floor, 2/27/2021	3 Month LIBOR	Hotel, Gaming, & Leisure	6,220,000	6,220,000	6,282,200
TASC, Inc, 12.00%, 5/23/2021	3 Month LIBOR	Services: Business	3,141,620	2,989,356	3,055,225
Telecommunications Management, LLC, L+800, 1.00% LIBOR Floor, 10/30/2020	3 Month LIBOR	Media: Broadcasting & Subscription	675,178	670,430	673,491
TMK Hawk Parent, Corp., L+750, 1.00% LIBOR Floor, 8/22/2022(e)	3 Month LIBOR	Beverage, Food, & Tobacco	15,000,000	14,850,000	14,925,000
U.S. Renal Care, Inc., L+900, 1.25% LIBOR Floor, 1/3/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	485,500	492,123	492,782
Vestcom International, Inc., L+775, 1.00% LIBOR Floor, 9/30/2022(e)	1 Month LIBOR	Services: Business	15,000,000	14,925,000	15,000,000
Wand Intermediate I LP, L+725, 1.00% LIBOR Floor, 9/19/2022	3 Month LIBOR	Automotive	19,000,000	18,857,840	19,071,250
Winebow Holdings, Inc., L+750, 1.00% LIBOR Floor, 1/2/2022	1 Month LIBOR	Beverage, Food, & Tobacco	5,487,489	5,494,711	5,473,770
WP CPP Holdings, LLC, L+775, 1.00% LIBOR Floor, 4/30/2021	1 Month LIBOR	Aerospace & Defense	1,435,000	1,428,547	1,440,381
Total Senior Secured Second Lien Term Loans				180,478,881	181,249,221

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments

September 30, 2014

(unaudited)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/Par Amount	Amortized Cost	Fair Value(c)
Collateralized Securities - 7.6%
Deutsche Bank AG Frankfurt CRAFT 2013-1A Class Credit Linked Note, L+925, 4/17/2020(f)	3 Month LIBOR	Diversified Financials	2,000,000	2,037,173	2,000,000
Deutsche Bank AG Frankfurt CRAFT 2013-1X Class Credit Linked Note, L+925, 4/17/2020(f)	3 Month LIBOR	Diversified Financials	610,000	619,989	610,000
Deutsche Bank AG Frankfurt CRAFT 2014-1 Class Credit Linked Note, L+965, 5/15/2019(f)	3 Month LIBOR	Diversified Financials	5,400,000	5,400,000	5,400,000
Great Lakes CLO 2014-1, Ltd. Class E Notes, L+525, 4/15/2025(f)	3 Month LIBOR	Diversified Financials	5,000,000	4,510,232	4,400,000
Ivy Hill Middle Market Credit Fund VII, Ltd. Class E Notes, L+565, 10/20/2025(f)	3 Month LIBOR	Diversified Financials	2,000,000	1,857,941	1,818,900
Ivy Hill Middle Market Credit Fund VII, Ltd. Subordinated Notes, Residual, 10/20/2025(f)	N/A	Diversified Financials	2,000,000	1,901,056	1,749,840
JFIN CLO 2014, Ltd. Class E Notes, L+500, 4/20/2025(f)	3 Month LIBOR	Diversified Financials	2,500,000	2,302,802	2,231,250
JPMorgan Chase Bank, N.A. Credit Link Note, L+1,225, 12/20/2021	3 Month LIBOR	Diversified Financials	5,000,000	5,000,000	5,050,000
NXT Capital CLO 2014-1, LLC, Class E Notes, L+550, 4/23/2026(f)	3 Month LIBOR	Diversified Financials	7,500,000	6,995,976	6,750,000
Total Collateralized Securities				30,625,169	30,009,990
Short Term Investments - 8.6%(g)
First American Treasury Obligations Fund, Class Z Shares(h)			34,061,902	34,061,902	34,061,902
Total Short Term Investments				34,061,902	34,061,902
TOTAL INVESTMENTS - 78.8%				$311,488,307	$312,176,748
OTHER ASSETS IN EXCESS OF LIABILITIES - 21.2%					$83,780,978
NET ASSETS - 100%					$395,957,726

TOTAL RETURN SWAP - (0.1%)			Notional Amount		Unrealized Appreciation / (Depreciation)
Citibank TRS Facility (see Note 7)			$365,510,975		$(340,858)

(a)

All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940, as amended, or the 1940 Act, except for investments specifically identified as non-qualifying per note (f) below. The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio.

(b)

The 1, 3, and 6 month London Interbank Offered Rate, or LIBOR, rates were 0.15%, 0.24%, and 0.33%, respectively, as of September 30, 2014.  The applicable LIBOR rate as of September 30, 2014 for the loan listed may not be the applicable LIBOR rate, as the loan may have been priced or repriced based on a LIBOR rate prior to September 30, 2014.

(c)			Fair value determined by the Company’s board of directors (see Note 8).
(d)			The Company is committed to fund an additional $1,724,000 as of September 30, 2014 and November 10, 2014 (see Note 6 and Note 10).
(e)			Position or portion thereof unsettled as of September 30, 2014.
(f)

The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of that company’s total assets as defined under Section 55 of the 1940 Act. As of September 30, 2014, 88.8% of the Company’s total assets represented qualifying assets. In addition, as described in Note 7, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 85.8% of the Company’s total assets represented qualifying assets as of September 30, 2014.

(g)			Short term investments represent an investment in a fund that invests in highly liquid investments with original maturity dates of three months or less.
(h)			Effective yield as of September 30, 2014 is <0.01%.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments

December 31, 2013

Portfolio Company(a)	Index Rate(b)	Industry	Principal/Par Amount	Amortized Cost	Fair Value(c)
Senior Secured First Lien Term Loans - 42.7%
ABRA, Inc., L+600, 1.25% LIBOR Floor, 5/10/2018(d)	3 Month LIBOR	Automotive	$5,980,924	$5,921,292	$5,921,115
Captive Resources Midco, LLC, L+550, 1.25% LIBOR Floor, 10/31/2018	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	987,500	972,809	987,500
CHI Overhead Doors, L+425, 1.25% LIBOR Floor, 3/18/2019	3 Month LIBOR	Construction & Building	936,944	932,772	938,701
Collision Holding Company, LLC, L+775, 1.25% LIBOR Floor, 5/10/2018	3 Month LIBOR	Automotive	1,568,127	1,552,492	1,552,445
Custom Ecology, Inc., L+550, 1.25% LIBOR Floor, 6/26/2019	3 Month LIBOR	Environmental Industries	1,900,450	1,882,554	1,909,952
Distribution International, Inc., L+650, 1.00% LIBOR Floor, 7/16/2019	3 Month LIBOR	Construction & Building	2,487,500	2,468,327	2,476,555
F+W Media, Inc., L+650, 1.25% LIBOR Floor, 6/30/2019	3 Month LIBOR	Media: Diversified & Production	1,990,000	1,839,629	1,920,350
Fender Musical Instruments Corp., L+450, 1.25% LIBOR Floor, 4/3/2019	6 Month LIBOR	Consumer Goods: Non-Durable	447,500	443,456	455,193
H.D. Vest, Inc., L+450, 1.25% LIBOR Floor, 12/18/2018	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	597,438	593,254	594,450
ILC Industries, LLC, L+650, 1.50% LIBOR Floor, 7/11/2018	3 Month LIBOR	Consumer Goods: Non-Durable	4,456,187	4,471,616	4,467,327
Landslide Holdings, Inc., L+425, 1.00% LIBOR Floor, 8/9/2019	3 Month LIBOR	Services: Business	2,449,690	2,426,101	2,469,594
Merrill Corp., L+625, 1.00% LIBOR Floor, 3/8/2018	1 Month LIBOR	Services: Business	649,021	643,301	661,729
National Surgical Hospitals, Inc., L+450, 1.25% LIBOR Floor, 8/1/2019	1 Month LIBOR	Healthcare & Pharmaceuticals	3,491,250	3,456,338	3,526,163
Packaging Coordinators, Inc., L+425, 1.25% LIBOR Floor, 5/10/2020	6 Month LIBOR	Containers, Packaging & Glass	1,500,000	1,492,500	1,500,000
Plano Molding Co., Inc., L+425, 1.00% LIBOR Floor, 10/11/2018	3 Month LIBOR	Consumer Goods: Non-Durable	2,500,000	2,484,517	2,500,000
Prowler Acquisition Corp., L+475, 1.25% LIBOR Floor, 3/19/2019	3 Month LIBOR	Energy: Oil & Gas	1,925,000	1,905,750	1,915,375
SK Spice S.Á.R.L, L+825, 1.25% LIBOR Floor, 9/30/2018(e)	3 Month LIBOR	Chemicals, Plastics & Rubber	1,775,550	1,740,993	1,760,014
Smile Brands Group, Inc., L+625, 1.25% LIBOR Floor, 8/16/2019	12 Month LIBOR	Healthcare & Pharmaceuticals	4,987,500	4,892,609	4,931,391
Sprint Industrial Holdings, LLC, L+575, 1.25% LIBOR Floor, 5/14/2019	3 Month LIBOR	Energy: Oil & Gas	1,194,000	1,182,670	1,208,925
Survey Sampling International, LLC, L+450, 1.00% LIBOR Floor, 12/12/2019	3 Month LIBOR	Services: Business	9,250,000	9,158,059	9,157,500
The TOPPS Company, Inc., L+600, 1.25% LIBOR Floor, 10/2/2018	3 Month LIBOR	Consumer Goods: Non-Durable	2,110,000	2,068,064	2,104,725
Travel Leaders Group, LLC, L+600, 1.00% LIBOR Floor, 12/5/2018	3 Month LIBOR	Services: Consumer	4,900,000	4,607,683	4,814,250
Wastequip, LLC, L+450, 1.00% LIBOR Floor, 8/9/2019	6 Month LIBOR	Capital Equipment	2,985,000	2,970,869	3,014,850
Westway Group, L+400, 1.00% LIBOR Floor, 2/27/2020	6 Month LIBOR	Services: Business	992,500	988,030	999,326
Total Senior Secured First Lien Term Loans				61,095,685	61,787,430
Senior Secured Second Lien Term Loans - 15.6%
The Active Network, Inc., L+850, 1.00% LIBOR Floor, 11/15/2021	3 Month LIBOR	High Tech Industries	2,820,000	2,805,900	2,876,400
Camp International Holding Company, L+725, 1.00% LIBOR Floor, 11/30/2019	1 Month LIBOR	Services: Business	2,029,000	2,029,000	2,073,384
Centaur Gaming, L+750, 1.25% LIBOR Floor, 2/20/2020	6 Month LIBOR	Hotel, Gaming & Leisure	500,000	495,297	515,000
Digital Insight Corporation, L+775, 1.00% LIBOR Floor, 10/16/2020	3 Month LIBOR	Services: Business	385,000	381,237	393,181
Drew Marine Group, Inc., L+700, 1.00% LIBOR Floor, 5/19/2021(e)	3 Month LIBOR	Chemicals, Plastics & Rubber	5,000,000	5,003,467	5,037,500
GCA Services Group, Inc., L+800, 1.25% LIBOR Floor, 11/1/2020	6 Month LIBOR	Services: Consumer	800,000	796,341	813,876
H.D. Vest, Inc., L+800, 1.25% LIBOR Floor, 6/18/2019	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	854,000	844,079	845,460
Healogics, Inc., L+800, 1.25% LIBOR Floor, 2/5/2020	6 Month LIBOR	Healthcare & Pharmaceuticals	500,000	495,426	511,250
Learfield Communications, Inc., L+775, 1.00% LIBOR Floor, 10/9/2021	3 Month LIBOR	Media: Broadcasting & Subscription	1,417,333	1,403,174	1,452,766
LTS Buyer, LLC, L+675, 1.25% LIBOR Floor, 4/12/2021	6 Month LIBOR	Telecommunications	500,000	495,233	505,835
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021(f)	3 Month LIBOR	Telecommunications	3,500,000	3,461,450	3,467,205
SESAC Holdco II, LLC, L+875, 1.25% LIBOR Floor, 8/8/2019	1 Month LIBOR	Media: Broadcasting & Subscription	1,500,000	1,522,110	1,537,500
Sprint Industrial Holdings, LLC, L+1,000, 1.25% LIBOR Floor, 11/14/2019	3 Month LIBOR	Energy: Oil & Gas	500,000	490,421	505,000
Telecommunications Management, LLC, L+800, 1.00% LIBOR Floor, 10/30/2020	3 Month LIBOR	Media: Broadcasting & Subscription	543,290	538,266	554,156
WP CPP Holdings, LLC, L+775, 1.00% LIBOR Floor, 4/30/2021	3 Month LIBOR	Aerospace & Defense	1,435,000	1,427,930	1,463,701
Total Senior Secured Second Lien Term Loans				22,189,331	22,552,214

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments

December 31, 2013

Portfolio Company(a)	Index Rate(b)	Industry	Principal/Par Amount	Amortized Cost	Fair Value(c)
Collateralized Securities - 6.1%
Ivy Hill Middle Market Credit Fund VII, Ltd. Class E Notes, L+565, 10/20/2025(e)	3 Month LIBOR	Diversified Financials	2,000,000	1,850,000	1,850,000
Ivy Hill Middle Market Credit Fund VII, Ltd. Subordinated Notes, Residual, 10/20/2025(e)	N/A	Diversified Financials	2,000,000	1,896,000	1,945,600
JPMorgan Chase Bank, N.A. Credit Link Note, L+1,225, 12/20/2021(e)	3 Month LIBOR	Diversified Financials	5,000,000	5,000,000	5,000,000
Total Collateralized Securities				8,746,000	8,795,600
Short Term Investments - 7.9%(g)
First American Treasury Obligations Fund, Class Z Shares(h)			11,383,669	11,383,669	11,383,669
Total Short Term Investments				11,383,669	11,383,669
TOTAL INVESTMENTS - 72.3%				$103,414,685	$104,518,913
OTHER ASSETS IN EXCESS OF LIABILITIES - 27.7%					$40,051,572
NET ASSETS - 100%					$144,570,485

TOTAL RETURN SWAP - 1.1%			Notional Amount		Unrealized Appreciation
Citibank TRS Facility (see Note 7)			$148,199,937		$1,548,617

(a)

All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note (e) below. The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio.

(b)

The 1, 3, 6 and 12 month LIBOR rates were 0.17%, 0.25%, 0.35% and 0.58%, respectively, as of December 31, 2013. The applicable LIBOR rate as of December 31, 2013 for the loan listed may not be the applicable LIBOR rate, as the loan may have been priced or repriced based on a LIBOR rate prior to December 31, 2013.

(c)			Fair value determined by the Company’s board of directors (see Note 8).
(d)			The Company is committed to fund an additional $2,450,758 as of December 31, 2013 (see Note 6 and Note 10). The Company is committed to fund an additional $1,330,667 as of March 7, 2014.
(e)

The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of that company’s total assets as defined under Section 55 of the 1940 Act. As of December 31, 2013, 88.2% of the Company’s total assets represented qualifying assets. In addition, as described in Note 7, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 76.1% of the Company’s total assets represented qualifying assets as of December 31, 2013.

(f)			Position or portion thereof unsettled as of December 31, 2013.
(g)			Short term investments represent an investment in a fund that invests in highly liquid investments with original maturity dates of three months or less.
(h)			Effective yield as of December 31, 2013 is <0.01%.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Note 1. Organization and Principal Business

CĪON Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on August 9, 2011. On December 17, 2012, the Company successfully raised gross proceeds from unaffiliated outside investors of at least $2,500,000, or the minimum offering requirement, and commenced operations. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. The Company elected to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. The Company’s portfolio is comprised primarily of investments in senior secured loans and, to a lesser extent, second lien loans, collateralized loan obligations and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle-market companies.

The Company is managed by CĪON Investment Management, LLC, or CIM, a registered investment adviser and an affiliate of the Company. CIM oversees the management of the Company’s activities and is responsible for making investment decisions for the Company’s investment portfolio. The Company and CIM have engaged Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, LLC, or, together with its subsidiaries, Apollo, a leading global alternative investment manager, to act as the Company’s investment sub-adviser. On October 31, 2014, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the investment sub-advisory agreement with AIM for a period of twelve months commencing December 17, 2014.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of December 31, 2013 and for the year then ended included in the Company’s Annual Report on Form 10-K. Operating results for interim periods are not necessarily indicative of the results that may be expected for the full year ending December 31, 2014. The consolidated balance sheet and the consolidated schedule of investments as of December 31, 2013 are derived from the 2013 audited consolidated financial statements.

The Company evaluates subsequent events through the date that the consolidated financial statements are issued.

Certain reclassifications have been made to the accompanying consolidated financial statements in prior periods to conform to the current period presentation.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company’s cash and cash equivalents are held principally at one financial institution and at times may exceed insured limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits.

Short Term Investments

Short term investments include an investment in a U.S. Treasury Obligations Fund, which seeks to provide current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements that are collateralized by such securities. The Company had $34,061,902 and $11,383,669 of such investments at September 30, 2014 and December 31, 2013, respectively, which are included in investments, at fair value on the accompanying consolidated balance sheets and on the consolidated schedule of investments.

Organization Costs and Offering Expenses

Organization costs include, among other things, the cost of organizing the Company as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organization costs have been funded by IIG and its affiliates, and there is no liability for these organization costs to the Company until IIG and its affiliates submit such costs for reimbursement. The Company will expense organization costs when incurred, if and when IIG and its affiliates submit such costs for reimbursement.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Offering expenses include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statement in connection with the continuous public offering of the Company’s shares. Certain offering expenses have been funded by IIG and its affiliates, and there is no liability for these offering expenses to the Company until IIG and its affiliates submit such costs for reimbursement. Upon meeting the minimum offering requirement on December 17, 2012, the Company incurred and capitalized offering expenses of $1,000,000 that were submitted for reimbursement by IIG (see Note 4). These expenses were fully amortized over a twelve month period as an adjustment to capital in excess of par value. The Company will expense any additional offering expenses incurred by IIG and its affiliates if and when IIG and its affiliates submit such costs for reimbursement.

The following table summarizes organization costs and offering expenses incurred by IIG and by the Company from January 31, 2012 (Inception) through September 30, 2014:

	Organization Costs and Offering Expenses Incurred by IIG
Period	Organization Costs	Offering Expenses	Other Pre-Effective Costs(5)	Total
Year Ended
December 31, 2012(1)	$191,717	$1,619,621	$200,507	$2,011,845
December 31, 2013	-	-	-	-
Three Months Ended
March 31, 2014	-	-	-	-
June 30, 2014	-	-	-	-
September 30, 2014	-	-	-	-
Total	191,717	1,619,621	200,507	2,011,845
Expenses submitted for reimbursement by IIG(2)	-	(1,591,475)	-	(1,591,475)
Total Unreimbursed Expenses Incurred by IIG	$191,717	$28,146	$200,507	$420,370

	Organization Costs and Offering Expenses Incurred by the Company(3)
Period	Organization Costs	Offering Expenses	Other Pre-Effective Costs(5)	Total
Year Ended
December 31, 2012(1)	$-	$29,652	$-	$29,652
December 31, 2013	-	1,786,978	-	1,786,978
Three Months Ended
March 31, 2014	-	539,720	-	539,720
June 30, 2014	-	448,869	-	448,869
September 30, 2014	-	410,559	-	410,559
Total	-	3,215,778	-	3,215,778
Expenses reimbursed by the Company(2)	-	1,591,475	-	1,591,475
Total Expenses Incurred by the Company	$-	$4,807,253	$-	$4,807,253

Expenses paid as of September 30, 2014	$-	$4,614,377	$-	$4,614,377
Expenses accrued as of September 30, 2014(4)	-	192,876	-	192,876
Total Expenses Incurred by the Company	$-	$4,807,253	$-	$4,807,253

(1)	Organization costs and offering expenses were incurred from January 31, 2012 (Inception) through December 31, 2012.
(2)

Of this amount, $1,000,000 of expenses charged directly to equity were submitted for reimbursement by IIG on December 17, 2012, and $591,475 of expenses charged directly to general and administrative expense were submitted for reimbursement by IIG during the three months ended March 31, 2014.

(3)	Offering expenses incurred directly by the Company are included in general and administrative expense on the consolidated statements of operations.
(4)	Included in accounts payable and accrued expenses on the consolidated balance sheets.
(5)	Represent general and administrative expenses incurred by IIG related to the Company prior to December 17, 2012.

No material organization costs or offering expenses have been incurred by IIG or its affiliates subsequent to September 30, 2014.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Income Taxes

The Company elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income”, which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company continues to qualify as a RIC and continues to satisfy the annual distribution requirement, the Company will not have to pay corporate level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98.0% of net ordinary income, 98.2% of any capital gains, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Book and tax differences relating to permanent differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with income tax regulations that may differ from GAAP (see Note 5). During the three and nine months ended September 30, 2014, the Company declared distributions of $7,396,031 and $15,830,558, respectively.

Uncertainty in Income Taxes

The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by the taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of and during the nine months ended September 30, 2014 and 2013, the Company did not have any uncertain tax positions.

The Company is subject to examination by U.S. federal, New York State, New York City and Maryland income tax jurisdictions for 2012 and 2013.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may materially differ from those estimates.

Valuation of Portfolio Investments

The fair value of the Company’s investments is determined quarterly in good faith by the Company’s board of directors pursuant to its consistently applied valuation procedures and valuation process. Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC 820, defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as observable inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company’s investments as of September 30, 2014, excluding short term investments, consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investments. During the quarter ended September 30, 2014, the Company modified the methodology used to determine the fair value of its investments. Previously, except as described below, CIM attempted to obtain the most recent closing public market price for each investment.  If no sales of such investment occurred on the determination date, investments were valued at the midpoint of the “bid” and the “ask” price at the close of business on such day obtained from independent third-party pricing services. Subsequently, except as described below, CIM will attempt to obtain market quotations from at least two brokers or dealers for each investment (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). CIM utilizes mid-market pricing to determine fair value unless a different point within the range is more representative.  Because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs result in Level 3 classification within the fair value hierarchy.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price of any investment held by the Company and determined in the manner described above does not accurately reflect the fair value of such investment, CIM will value such investment at a price that reflects such investment’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable. Investments that carry certain restrictions on sale will typically be valued at a discount from the public market value of the investment.

Any investments that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects its fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

                     i.         Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

                    ii.         Valuations implied by third-party investments in the applicable portfolio companies.

                  iii.         Discounted cash flow analysis, including a terminal value or exit multiple.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company’s consolidated financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s equity and debt investments where a market price is not readily available:

•         the size and scope of a portfolio company and its specific strengths and weaknesses;

•         prevailing interest rates for like securities;

•         expected volatility in future interest rates;

•         leverage;

•         call features, put features and other relevant terms of the debt;

•         the borrower’s ability to adequately service its debt;

•         the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•         the quality of collateral securing the Company’s debt investments;

•         multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•         other factors deemed applicable.

All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

The value of the total return swap, or TRS, is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by the Company. The loans underlying the TRS are valued in the same manner as loans owned by the Company. As a result of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that the total fair value of the TRS is classified as Level 3 within the fair value hierarchy. For additional information on the TRS, see Note 7.

Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The Company periodically benchmarks the broker quotes from the brokers or dealers against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these quotes are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs result in Level 3 classification within the fair value hierarchy.

Due to the uncertainty inherent in the valuation process, particularly for Level 2 and Level 3 investments, such fair value estimates may differ materially from the values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that the Company ultimately realizes on these investments to materially differ from the valuations currently assigned.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Revenue Recognition

Securities transactions are accounted for on the trade date. The Company records interest and dividend income on an accrual basis beginning on the trade settlement date or the ex-dividend date, respectively, to the extent that the Company expects to collect such amounts. Loan origination fees, original issue discounts, and market discounts/premiums are recorded and such amounts are amortized as adjustments to interest income over the respective term of the loan using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. The Company records prepayment premiums on loans and debt securities as interest income when it receives such amounts. In addition, the Company may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with investments will be recognized when earned.

The Company may have investments in its investment portfolio that contain a paid-in-kind, or PIK, interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain RIC status, substantially all of this income must be paid out to shareholders in the form of distributions, even if the Company has not collected any cash.

Loans and debt securities, including those that are individually identified as being impaired under Accounting Standards Codification 310 - Receivables, or ASC 310, are generally placed on nonaccrual status immediately if, in the opinion of management, principal or interest is not likely to be paid in accordance with the terms of the debt agreement, or when principal or interest is past due 90 days or more. Interest accrued but not collected at the date a loan or security is placed on nonaccrual status is reversed against interest income. Interest income is recognized on nonaccrual loans or debt securities only to the extent received in cash. However, where there is doubt regarding the ultimate collectibility of principal, cash receipts, whether designated as principal or interest, are thereafter applied to reduce the carrying value of the loan or debt security. Loans or securities are restored to accrual status only when interest and principal payments are brought current and future payments are reasonably assured.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated by using the weighted-average method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the weighted-average amortized cost of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Derivative Instrument

The Company’s only derivative instrument is the TRS. The Company marks its derivative to market through net change in unrealized (depreciation) appreciation on total return swap in the consolidated statements of operations. For additional information on the TRS, see Note 7.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory agreement the Company entered into with CIM, the incentive fee on capital gains earned on liquidated investments of the Company’s investment portfolio during operations is determined and payable in arrears as of the end of each calendar year. Such fee equals 20% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceed realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, the Company would not be required to pay CIM a capital gains incentive fee. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

CIM has not taken any incentive fees with respect to the Company’s TRS to date. For purposes of computing the capital gains incentive fee, CIM will become entitled to a capital gains incentive fee only upon the termination or disposition of the TRS, at which point all net gains and losses of the underlying loans constituting the reference assets of the TRS will be realized. For purposes of computing the subordinated incentive fee on income, CIM is not entitled to a subordinated incentive fee on income with respect to the TRS. Any unrealized gains on the TRS are reflected in total assets on the Company’s consolidated balance sheets and included in the computation of the base management fee.

While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to CIM if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Net Increase in Net Assets per Share

Net increase in net assets per share is calculated based upon the daily weighted average number of shares of common stock outstanding during the reporting period.

Distributions

Distributions to shareholders are recorded as of the record date. The amount to be paid as a distribution is determined by the board of directors on a monthly basis. Net realized capital gains, if any, are distributed at least annually.

Note 3. Share Transactions

The following table summarizes transactions with respect to shares of the Company’s common stock during the nine months ended September 30, 2014 and 2013:

	Nine Months Ended September 30,
	2014		2013
	Shares	Amount	Shares	Amount
Gross shares/proceeds from the offering	26,231,573	$270,481,722	7,148,899	$72,403,256
Reinvestment of distributions	810,878	7,620,124	65,909	641,967
Total gross shares/proceeds	27,042,451	278,101,846	7,214,808	73,045,223
Sales commissions and dealer manager fees	-	(24,028,217)	-	(6,545,134)
Net shares/proceeds from the offering	27,042,451	254,073,629	7,214,808	66,500,089
Share repurchase program	(20,492)	(192,731)	-	-
Net shares/proceeds from share transactions	27,021,959	$253,880,898	7,214,808	$66,500,089

During the nine months ended September 30, 2014 and 2013, the Company sold 27,042,451 and 7,214,808 shares, respectively, at an average price per share of $10.28 and $10.12, respectively.

Reinvestment of shareholder distributions and share repurchases are included in the gross proceeds from the Company’s offering for purposes of determining the total amount of organization costs and offering expenses that can be paid by the Company (see Note 4).

As of September 30, 2014, the Company sold 42,532,137 shares of common stock for net proceeds of $435,041,340 at an average price per share of $10.23. The net proceeds include gross proceeds received from reinvested shareholder distributions of $9,163,138, for which the Company issued 973,758 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $192,731, for which the Company repurchased 20,492 shares of common stock.

During the period from October 1, 2014 to November 10, 2014, the Company sold 4,039,255 shares of common stock for net proceeds of $41,492,130 at an average price per share of $10.27. The net proceeds include gross proceeds received from reinvested shareholder distributions of $2,966,711, for which the Company issued 315,457 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $292,000, for which the Company repurchased 31,048 shares of common stock.

Since commencing its continuous public offering on July 2, 2012 and through November 10, 2014, the Company sold 46,571,392 shares of common stock for net proceeds of $476,533,470 at an average price per share of $10.23. The net proceeds include gross proceeds received from reinvested shareholder distributions of $12,129,849, for which the Company issued 1,289,215 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $484,731, for which the Company repurchased 51,540 shares of common stock.

On December 28, 2012, January 31, 2013, March 14, 2013, May 15, 2013, August 15, 2013, and February 4, 2014, the Company’s board of directors increased the public offering price per share of common stock under the Company’s offering to $10.04, $10.13, $10.19, $10.24, $10.32 and $10.45 per share, respectively, to ensure that the associated offering price per share, net of sales commissions and dealer manager fees, equaled or exceeded the net asset value per share on each subsequent subscription closing date and distribution reinvestment date.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Share Repurchase Program

Beginning in the first quarter of 2014, the Company began offering, and on a quarterly basis thereafter it intends to continue offering, to repurchase shares on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s shareholders or would violate applicable law.

The Company currently limits the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares pursuant to its second amended and restated distribution reinvestment plan. At the discretion of the Company’s board of directors, it may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, the Company limits the number of shares to be repurchased in any calendar year to 15% of the weighted average number of shares outstanding in the prior calendar year, or 3.75% in each quarter, though the actual number of shares that it offers to repurchase may be less in light of the limitations noted above. The Company offers to repurchase such shares at a price equal to 90% of the offering price in effect on each date of repurchase.

Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company conducts quarterly tender offers as described above, it is not required to do so and may suspend or terminate the share repurchase program at any time, upon 30 days’ notice.

The following table summarizes the share repurchases completed during the nine months ended September 30, 2014:

Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
March 31, 2014	-	-	-	$-	$-
June 30, 2014	April 2, 2014	4,881	100%	9.41	45,905
September 30, 2014	July 2, 2014	15,611	100%	9.41	146,826
Total		20,492			$192,731

Note 4. Transactions with Related Parties

For the three and nine months ended September 30, 2014 and 2013, fees and other expenses incurred by the Company related to CIM and its affiliates were as follows:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2014	2013	2014	2013
ICON Securities, LLC	Dealer manager	Dealer manager fees(1)	$2,829,682	$1,127,837	$7,928,855	$2,103,107
CIM	Investment adviser	Management fees(2)(3)	1,739,759	248,225	3,951,772	413,748
CIM	Investment adviser	Incentive fees(2)(3)	(497,508)	128,766	247,565	303,494
ICON Capital, LLC	Administrative services provider	Administrative services expense(2)(4)	376,806	144,462	1,222,421	715,653
IIG	Sponsor	Organization costs and offering expenses reimbursement(2)	-	-	591,475	-
IIG	Sponsor	Recoupment of expense support(2)	22,530	-	622,156	-
			$4,471,269	$1,649,290	$14,564,244	$3,536,002

(1)			Amounts charged directly to equity.
(2)			Amounts charged directly to operations.
(3)			Except for the three months ended September 30, 2014, some or all of the expenses have been supported pursuant to the expense support and conditional reimbursement agreement.
(4)			For the three and nine months ended September 30, 2013, all expenses have been supported pursuant to the expense support and conditional reimbursement agreement.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The Company has entered into certain agreements with CIM’s affiliate, ICON Securities, LLC, formerly known as ICON Securities Corp., or ICON Securities, whereby the Company pays certain fees and reimbursements. ICON Securities is entitled to receive a 3% dealer manager fee from gross offering proceeds from the sale of the Company’s shares. The selling dealers are entitled to receive a sales commission of up to 7% of gross offering proceeds. Such costs are charged against capital in excess of par value when incurred. Since commencing its continuous public offering on July 2, 2012 and through November 10, 2014, the Company paid or accrued sales commissions of $27,748,426 to the selling dealers and dealer manager fees of $13,499,346 to ICON Securities.

The Company has entered into an investment advisory agreement with CIM. On October 31, 2014, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the investment advisory agreement for a period of twelve months commencing December 17, 2014. Pursuant to the investment advisory agreement, CIM is paid an annual base management fee equal to 2.0% of the average value of the Company’s gross assets, less cash and cash equivalents, and an incentive fee based on the Company’s performance, as described below. The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in the investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is described in Note 2. Refer to Note 7 for a discussion of CIM’s entitlement to receive incentive fees and accrual of the incentive fee on capital gains with respect to the TRS.

The Company accrues the capital gains incentive fee based on net realized gains and unrealized appreciation; however, under the terms of the investment advisory agreement, the fee payable to CIM is based on net realized gains and unrealized depreciation and no such fee is payable with respect to unrealized appreciation unless and until such appreciation is actually realized. For the three and nine months ended September 30, 2014, capital gains incentive fees were ($497,508) and $247,565, respectively, of which ($234,532) and $163,471, respectively, related to unrealized appreciation. For the three and nine months ended September 30, 2013, capital gains incentive fees were $128,766 and $303,494, respectively, of which $100,829 and $181,326, respectively, related to unrealized appreciation.

At September 30, 2014, the Company’s liability for capital gain incentive fees was $688,520, which represents capital gain incentive fees related to unrealized appreciation. With respect to the TRS, CIM will become entitled to a capital gains incentive fee only upon the termination or disposition of the TRS, at which point all net gains and losses of the underlying loans constituting the reference assets of the TRS will be realized. See Note 2 and Note 7 for an additional discussion of CIM’s entitlement to receive incentive fees and accrual of the incentive fee on capital gains with respect to the TRS.

The Company entered into an administration agreement with CIM’s affiliate, ICON Capital, LLC, formerly known as ICON Capital Corp., or ICON Capital, pursuant to which ICON Capital furnishes the Company with administrative services including accounting, investor relations and other administrative services necessary to conduct its day-to-day operations. On October 31, 2014, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the administration agreement for a period of twelve months commencing December 17, 2014. ICON Capital is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations, provided that such reimbursement will be for the lower of ICON Capital’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital.

                Under the terms of the investment advisory agreement, CIM and certain of its affiliates, which includes IIG, are entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization costs and offering expenses have been reimbursed. The Company’s payment of organization costs and offering expenses will not exceed 1.5% of the actual gross proceeds raised from the offering (without giving effect to any potential reimbursements from IIG and its affiliates). If the Company sells the maximum number of shares at its latest public offering price of $10.45 per share, the Company estimates that it may incur up to approximately $15,675,000 of expenses. Previously, the Company interpreted “raised” to mean all gross proceeds that the Company expected to raise through the completion of the offering of its shares, which could be as late as December 31, 2015, rather than actual gross proceeds raised through the date of reimbursement. Consistent with such application and since the Company believed it would raise at least $100 million through the completion of the offering of its shares, upon commencement of operations on December 17, 2012, the Company issued 111,111 shares of the Company’s common stock at $9.00 per share to IIG in lieu of payment of $1,000,000 for organization costs and offering expenses submitted for reimbursement. The transactions satisfied an independent obligation of IIG to invest $1,000,000 in the Company’s shares. Through that date, the Company had raised gross proceeds from unaffiliated outside investors of $2,639,439 and from affiliated investors of $2,000,000, which, applying 1.5% of actual proceeds raised through the date of reimbursement, would have resulted in CIM being entitled to $69,592.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

With respect to any future reimbursements for organization costs and offering expenses, the Company will interpret the 1.5% limit based on actual gross proceeds raised at the time of such reimbursement.  In addition, the Company will not issue any of its shares or other securities for services or for property other than cash or securities except as a dividend or distribution to its security holders or in connection with a reorganization.  Consistent with this interpretation, on May 30, 2013, IIG paid the Company $1,000,000, plus interest accrued at a rate of 7% per year.

From inception through September 30, 2014, IIG and its affiliates incurred organization costs, offering expenses and other pre-effective costs of $2,011,845. Of these costs, $1,811,338 represented organization costs and offering expenses, of which $1,591,475 have been submitted to the Company for reimbursement. The Company paid $450,000 in October 2013, $550,000 in March 2014 and $591,475 in May 2014.  No additional material organization costs, offering expenses or other pre-effective costs have been incurred by IIG or its affiliates subsequent to September 30, 2014. The decision to fund the Company’s organization costs, offering expenses and other pre-effective costs and the decision to seek reimbursement for such costs is solely at the discretion of IIG and its affiliates. As a result, the Company may or may not be requested to reimburse any remaining costs funded by IIG and its affiliates.

As of September 30, 2014, the Company raised gross proceeds of $435,041,340, of which it can pay up to $6,525,620 in organization costs and offering expenses (which represents 1.5% of the actual gross proceeds raised). Through September 30, 2014, the Company paid $4,614,377 of such costs and expenses, leaving an additional $1,911,243 that can be paid. As of November 10, 2014, the Company raised gross proceeds of $476,533,470, of which it can pay up to $7,148,002 in organization costs and offering expenses (which represents 1.5% of the actual gross proceeds raised). Through November 10, 2014, the Company paid $4,919,497 of such costs and expenses, leaving an additional $2,228,505 that can be paid.

On January 30, 2013, the Company entered into the expense support and conditional reimbursement agreement with IIG, whereby IIG agreed to reimburse the Company for expenses in an amount that is sufficient to: (1) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (2) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the expense support and conditional reimbursement agreement, the Company has a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement if, during any fiscal quarter occurring within three years of the date on which IIG funded such amount, the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies exceeds the distributions paid by the Company to its shareholders.

On December 13, 2013, the Company and IIG amended and restated the expense support and conditional reimbursement agreement to extend the termination date of such agreement from January 30, 2014 to January 30, 2015.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The table below presents a summary of all expenses supported by IIG and the associated dates through which such expenses are eligible for reimbursement by the Company for each of the following three month periods.

Three Months Ended	Expense Support Received from IIG	Expense Support Reimbursed to IIG	Unreimbursed Expense Support	Ratio of Operating Expense to Average Net Assets for the Period(1)	Annualized Distribution Rate for the Period(3)	Eligible for Reimbursement through
December 31, 2012	$116,706	$116,706	$-	0.93%	0.00%(2)	December 31, 2015
March 31, 2013	819,373	505,450	313,923	2.75%	7.00%	March 31, 2016
June 30, 2013	1,147,536	-	1,147,536	1.43%	7.00%	June 30, 2016
September 30, 2013	1,296,834	-	1,296,834	0.49%	7.00%	September 30, 2016
December 31, 2013	695,160	-	695,160	0.31%	7.00%	December 31, 2016
March 31, 2014	1,048,858	-	1,048,858	0.27%	7.00%	March 31, 2017
June 30, 2014	-	-	-	0.31%	7.00%	June 30, 2017
September 30, 2014	-	-	-	0.13%	7.00%	September 30, 2017
Total	$5,124,467	$622,156	$4,502,311

(1)

Operating expenses include all expenses borne by the Company, except for organization costs and offering expenses, base management fees, incentive fees, administrative services expenses, other general and administrative expenses owed to CIM and its affiliates, and interest expense.

(2)	The Company did not declare any distributions during the three months ended December 31, 2012.
(3)

Annualized Distribution Rate equals the annualized rate of distributions paid to shareholders based on the amount of the regular cash distributions paid immediately prior to the date the expense support payment obligation was incurred by CIM. Annualized Distribution Rate does not include special cash or stock distributions paid to shareholders.

Pursuant to the expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement (i) if expense reimbursement amounts funded by IIG exceed operating expenses incurred during any fiscal quarter, (ii) if the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to shareholders, and (iii) during any fiscal quarter occurring within three years of the date on which IIG funded such amount.

Reimbursement of such costs will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. During the three and nine months ended September 30, 2014, the Company recorded obligations to repay expense reimbursements to IIG of $22,530 and $622,156, respectively. On September 4, 2014, the Company repaid $599,626 of expense reimbursements to IIG. The Company may or may not be requested to reimburse any remaining costs in the future.

As of September 30, 2014, the total net liability payable to CIM and its affiliates was $2,055,775, which primarily related to fees earned by CIM during the three months ended September 30, 2014.  As of December 31, 2013, net reimbursements due from IIG were $545,593.

The Company or IIG may terminate the expense support and conditional reimbursement agreement at any time. IIG has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Company terminates the investment advisory agreement with CIM, the Company may be required to repay IIG all reimbursements funded by IIG within three years of the date of termination. The specific amount of expenses reimbursed by IIG, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that IIG will reimburse any portion of the Company’s expenses in future quarters.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The Company may fund its cash distributions to shareholders from any sources of funds available to the Company, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG, which are subject to recoupment. The Company has not established limits on the amount of funds it may use from available sources to make distributions. A substantial portion of the Company’s distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by the Company within three years. The purpose of this arrangement is to avoid such distributions being characterized as a return of capital for tax purposes. Shareholders should understand that any such distributions are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that the Company’s future repayments will reduce the distributions that they would otherwise receive.  There can be no assurance that the Company will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG has no obligation to provide expense reimbursements to the Company in future periods. For the three and nine months ended September 30, 2013 and the nine months ended September 30, 2014, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital for tax purposes.

Because CIM’s senior management team is comprised of substantially the same personnel as the senior management team of the Company’s affiliate, ICON Capital, which is the investment manager to certain equipment finance funds, or equipment funds, such members of senior management provide investment advisory and management services to the equipment funds in addition to the Company. In the event that CIM undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objective and strategies so that the Company will not be disadvantaged in relation to any other client of the investment adviser or its senior management team. However, it is currently possible that some investment opportunities will be provided to the equipment funds or other clients of CIM rather than to the Company.

Indemnifications

The investment advisory agreement, the investment sub-advisory agreement, the administration agreement and the dealer manager agreement each provide certain indemnifications from the Company to the other relevant parties to such agreements.  The Company’s maximum exposure under these agreements is unknown. However, the Company has not experienced claims or losses pursuant to these agreements and believes the risk of loss related to such indemnifications to be remote.

Note 5. Distributions

The Company’s board of directors declared distributions for twenty four and thirty six record dates during the year ended December 31, 2013 and nine months ended September 30, 2014, respectively. Declared distributions are paid monthly.

The following table presents cash distributions per share that were declared during the year ended December 31, 2013 and nine months ended September 30, 2014:

	Distributions
Three Months Ended	Per Share	Amount
Fiscal 2013
March 31, 2013 (six record dates)	$0.1769	$208,766
June 30, 2013 (six record dates)	0.1788	518,630
September 30, 2013 (six record dates)	0.1799	1,089,797
December 31, 2013 (six record dates)	0.1806	2,157,124
Total distributions for the year ended December 31, 2013	$0.7162	$3,974,317

Fiscal 2014
March 31, 2014 (nine record dates)	$0.1679	$3,314,444
June 30, 2014 (thirteen record dates)	0.1829	5,120,083
September 30, 2014 (fourteen record dates)	0.1969	7,396,031
Total distributions for the nine months ended September 30, 2014	$0.5477	$15,830,558

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

On February 1, 2014, the Company changed from semi-monthly closings to weekly closings for the sale of the Company’s shares pursuant to its continuous public offering. As result, the Company’s board of directors authorizes and declares on a monthly basis a weekly distribution amount per share of common stock.

On September 15, 2014, the Company’s board of directors declared four weekly cash distributions of $0.014067 per share, which were paid on October 29, 2014 to shareholders of record on October 7, October 14, October 21, and October 28, 2014.  On October 15, 2014, the board of directors declared four weekly cash distributions of $0.014067 per share, payable on November 26, 2014 to shareholders of record on November 4, November 11, November 18, and November 25, 2014.

The Company has adopted an “opt in” distribution reinvestment plan for shareholders. As a result, if the Company makes a distribution, shareholders will receive distributions in cash unless they specifically “opt in” to the second amended and restated distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock.

The Company may fund cash distributions to shareholders in the future from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG. A substantial portion of the Company’s distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by the Company. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of cash distributions that the Company has declared on its shares of common stock during the nine months ended September 30, 2014 and 2013:

	Nine Months Ended September 30,
	2014			2013
Source of Distribution	Per Share	Amount	Percentage	Per Share	Amount	Percentage
Net investment income	$0.0826	$2,387,817	15.1%	$0.0616	$208,988	11.5%
Net realized gain on total return swap
Net interest and other income from TRS portfolio	0.3389	9,794,608	61.9%	0.2940	997,321	54.9%
Net gain on TRS loan sales	0.0728	2,104,176	13.3%	0.1752	594,488	32.7%
Net realized gain on investments	0.0469	1,355,562	8.5%	0.0048	16,396	0.9%
From other sources(1)	0.0065	188,395	1.2%	-	-	0.0%
Total distributions	$0.5477	$15,830,558	100.0%	$0.5356	$1,817,193	100.0%

(1) Includes adjustments made to GAAP basis net investment income to arrive at taxable income available for distributions.

It is the Company's policy to comply with all requirements of the Code applicable to RICs and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Company intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

Income and capital gain distributions are determined in accordance with the Code and federal tax regulations, which may differ from amounts determined in accordance with GAAP. These book/tax differences, which could be material, are primarily due to differing treatments of income and gains on various investments held by the Company. Permanent book/tax differences result in reclassifications to capital in excess of par value, accumulated undistributed net investment income, accumulated undistributed realized gain on investments, and accumulated undistributed realized gain on total return swap. During 2013, the Company did not have any reclassifications as a result of permanent book/tax differences.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV. All distributions for 2013 were characterized as ordinary income distributions for federal income tax purposes.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The tax components of accumulated earnings for the current year will be determined at year end. As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

December 31, 2013
Undistributed net investment income	$80,044
Performance-based incentive fee on unrealized gains	(530,569)
Net unrealized appreciation on investments and total return swap	2,603,245
$2,152,720

As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,442,599; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,095,016; the net unrealized appreciation was $347,583; and the aggregate cost of securities for Federal income tax purposes was $311,488,307.

As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,726,569; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $123,324; the net unrealized appreciation was $2,603,245; and the aggregate cost of securities for Federal income tax purposes was $103,464,285.

Note 6. Investments

The composition of the Company’s investment portfolio as of September 30, 2014 and December 31, 2013 at amortized cost and fair value was as follows:

	September 30, 2014			December 31, 2013
	Amortized Cost(1)	Fair Value	Percentage of Investment Portfolio	Amortized Cost(1)	Fair Value	Percentage of Investment Portfolio
Senior secured term loans - first lien	$66,322,355	$66,855,635	24.0%	$61,095,685	$61,787,430	66.4%
Senior secured term loans - second lien	180,478,881	181,249,221	65.2%	22,189,331	22,552,214	24.2%
Collateralized securities	30,625,169	30,009,990	10.8%	8,746,000	8,795,600	9.4%
Subtotal/total percentage	277,426,405	278,114,846	100.0%	92,031,016	93,135,244	100.0%
Short term investments(2)	34,061,902	34,061,902		11,383,669	11,383,669
Total investments	$311,488,307	$312,176,748		$103,414,685	$104,518,913

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on the Company’s investments.
(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with original maturity dates of three months or less.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The following tables show the composition of the Company’s investment portfolio by industry classification and geographic dispersion, and the percentage, by fair value, of the total investment portfolio assets in such industries and geographies as of September 30, 2014 and December 31, 2013:

	September 30, 2014		December 31, 2013
Industry Classification	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
Services: Business	$59,631,040	21.4%	$15,754,714	16.9%
High Tech Industries	42,378,378	15.2%	2,876,400	3.1%
Beverage, Food & Tobacco	35,248,770	12.7%	-	-
Diversified Financials	30,009,990	10.8%	8,795,600	9.4%
Automotive	21,610,371	7.8%	7,473,560	8.0%
Media: Advertising, Printing & Publishing	20,692,426	7.5%	-	-
Healthcare & Pharmaceuticals	10,701,910	3.8%	8,968,804	9.6%
Chemicals, Plastics & Rubber	9,260,946	3.3%	6,797,514	7.3%
Containers, Packaging & Glass	7,506,000	2.7%	1,500,000	1.6%
Media: Diversified & Production	6,518,182	2.3%	1,920,350	2.1%
Hotel, Gaming & Leisure	6,282,200	2.3%	515,000	0.6%
Construction & Building	6,174,922	2.2%	3,415,256	3.7%
Environmental Industries	4,975,000	1.8%	1,909,952	2.1%
Telecommunications	4,477,500	1.6%	3,973,040	4.3%
Capital Equipment	3,955,125	1.4%	3,014,850	3.2%
Media: Broadcasting & Subscription	2,089,052	0.8%	3,544,422	3.8%
Consumer Goods: Non-Durable	2,067,998	0.7%	9,527,245	10.2%
Energy: Oil & Gas	1,449,195	0.6%	3,629,300	3.9%
Aerospace & Defense	1,440,381	0.5%	1,463,701	1.6%
Banking, Finance, Insurance & Real Estate	845,460	0.3%	2,427,410	2.6%
Services: Consumer	800,000	0.3%	5,628,126	6.0%
Subtotal/total percentage	278,114,846	100.0%	93,135,244	100.0%
U.S. Treasury Securities	34,061,902		11,383,669
Total investments	$312,176,748		$104,518,913

	September 30, 2014		December 31, 2013
Geographic Dispersion(1)	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
United States	$245,588,524	88.3%	$82,542,130	88.6%
Cayman Islands	17,705,990	6.4%	3,795,600	4.1%
Germany	8,010,000	2.9%	-	-
Netherlands	5,025,000	1.8%	5,037,500	5.4%
Switzerland	1,785,332	0.6%	1,760,014	1.9%
Subtotal/total percentage	278,114,846	100.0%	93,135,244	100.0%
U.S. Treasury Securities	34,061,902		11,383,669
Total investments	$312,176,748		$104,518,913

(1) The geographic dispersion is determined by the portfolio company's country of domicile.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

As of September 30, 2014 and December 31, 2013, there were no delinquent or non-accrual debt investments.

The Company does not “control” and is not an “affiliate” of any of the Company’s portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company or issuer if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company or issuer if the Company owned 5% or more of its voting securities.

The Company’s investment portfolio may contain senior secured investments that are in the form of lines of credit, unfunded delayed drawdown loan commitments, or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2014 and December 31, 2013, the Company’s unfunded loan commitments amounted to $21,674,000 and $2,450,758, respectively. As of November 10, 2014, the Company’s unfunded loan commitments amounted to $23,112,083. For information on the companies to which the Company is committed to fund additional amounts as of September 30, 2014 and December 31, 2013, refer to the consolidated schedule of investments.

Note 7. Total Return Swap

On December 17, 2012, the Company, through its wholly-owned subsidiary, Flatiron, entered into a TRS with Citibank. Effective December 9, 2013, Flatiron and Citibank amended the TRS to, among other things, extend the termination or call date from December 17, 2013 to December 17, 2014, increase the maximum aggregate market value of the portfolio of loans subject to the TRS (determined at the time each such loan becomes subject to the TRS) from $150 million to $225 million, and increase the interest rate payable by Flatiron to Citibank with respect to each loan included in the TRS by increasing the spread over the floating rate index specified for each such loan from 1.25% to 1.35% per year. Flatiron and Citibank further amended the TRS to increase the maximum aggregate market value of the portfolio of loans subject to the TRS to $275 million effective February 18, 2014, to $325 million effective April 30, 2014, to $375 million effective July 30, 2014, and to $475 million effective September 5, 2014.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS and interest payments in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS typically offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables the Company, through its ownership of Flatiron, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Flatiron borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Flatiron under the TRS are non-recourse to the Company and the Company’s exposure under the TRS is limited to the value of the Company’s investment in Flatiron, which generally will equal the value of cash collateral provided by Flatiron under the TRS. Pursuant to the terms of the TRS, Flatiron may select loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of $475 million. Flatiron is required to initially cash collateralize a specified percentage of each loan (generally 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, Flatiron agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Flatiron are available to pay the debts of the Company.

Each individual loan must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans be rated by Moody’s and S&P, be part of a loan facility of at least $125 million and have at least two bid quotations from a nationally-recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Flatiron receives from Citibank all interest and fees payable in respect of the loans included in the TRS. Flatiron pays to Citibank interest at a rate equal to, in respect of each loan included in the TRS, the floating rate index specified for such loan plus 1.35% per year. In addition, upon the termination or repayment of any loan subject to the TRS, Flatiron will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Flatiron may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Flatiron may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Flatiron. The amount of collateral required to be posted by Flatiron is determined primarily on the basis of the aggregate value of the underlying loans.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank on behalf of Flatiron. The Company may, but is not obligated to, increase its investment in Flatiron for the purpose of funding any additional collateral or payment obligations for which Flatiron may become obligated during the term of the TRS. If the Company does not make any such additional investment in Flatiron and Flatiron fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Flatiron under the TRS. In the event of an early termination of the TRS, Flatiron would be required to pay an early termination fee.

Citibank may terminate the TRS on or after December 17, 2014, or the call date. Flatiron may terminate the TRS at any time upon providing no more than 30 days prior notice to Citibank. Any termination prior to the call date will result in payment of an early termination fee to Citibank based on the maximum portfolio amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments that would be owed by Flatiron to Citibank for the period from the termination date through and including the call date. Such monthly payments will equal the product of 80% of the maximum portfolio amount, multiplied by 1.35% per year. The Company estimates the early termination fee would have been approximately $1,087,321 at September 30, 2014. Flatiron may also be required to pay a minimum usage fee in connection with the TRS. As of September 30, 2014, Flatiron was subject to a minimum usage fee of $21,422.

The value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, as determined by the Company. The loans underlying the TRS are valued in the same manner as loans owned by the Company.  As of September 30, 2014 and December 31, 2013, the fair value of the TRS was ($340,858) and $1,548,617, respectively. The fair value of the TRS is reflected as unrealized depreciation on total return swap and unrealized appreciation on total return swap on the Company’s consolidated balance sheets. The change in value of the TRS is reflected in the Company’s consolidated statements of operations as net change in unrealized (depreciation) appreciation on total return swap. As of September 30, 2014 and December 31, 2013, Flatiron had selected 64 and 63 underlying loans with a total notional amount of $365,510,975 and $148,199,937, respectively. For the same periods, Flatiron posted $99,900,239 and $40,703,777 in cash collateral held by Citibank (of which only $97,727,982 and $39,285,408 was required to be posted), which is reflected in due from counterparty on the Company’s consolidated balance sheets.

Realized gains and losses on the TRS are composed of any gains or losses on loans underlying the TRS as well as net interest and fees earned during the period. Receivable due on the TRS is composed of any amounts due from Citibank that consist of earned but not yet collected net interest and fees and net gains on sales and principal repayments of underlying loans of the TRS. As of and for the three and nine months ended September 30, 2014, the net receivable and net realized gain on the TRS consisted of the following:

	Net Receivable(1)	Net Realized Gain(2)
	As of September 30, 2014	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014
Interest and other income from TRS portfolio	$3,756,166	$5,315,438	$12,738,729
Interest and other expense from TRS portfolio	(885,998)	(1,207,635)	(2,944,121)
Net (loss) gain on TRS loan sales	(138,662)	27,440	2,104,176
Total	$2,731,506	$4,135,243	$11,898,784

(1)	Net receivable is reflected in receivable due on total return swap on the Company's consolidated balance sheets.
(2)	Net realized gain is reflected in net realized gain on total return swap on the Company's consolidated statements of operations.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

In connection with the TRS, Flatiron is required to comply with various covenants and reporting requirements as defined in the TRS Agreement. As of September 30, 2014, Flatiron was in compliance with all covenants and reporting requirements.

CIM has not taken any incentive fees with respect to the Company’s TRS to date. For purposes of computing the capital gains incentive fee, CIM will become entitled to a capital gains incentive fee only upon the termination or disposition of the TRS, at which point all net gains and losses of the underlying loans constituting the reference assets of the TRS will be realized. For purposes of computing the subordinated incentive fee on income, CIM is not entitled to a subordinated incentive fee on income with respect to the TRS. Any unrealized appreciation on the TRS is reflected in total assets on the Company’s consolidated balance sheets and included in the computation of the base management fee.

While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the AICPA Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to CIM if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the total amount of cash collateral posted by Flatiron under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the Securities and Exchange Commission, or SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The following is a summary of the underlying loans subject to the TRS as of September 30, 2014:

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured First Lien Term Loans
ABG Intermediate Holdings 2 LLC, L+450, 1.00% LIBOR Floor, 5/27/2021	6 Month LIBOR	Retail	$6,821,620	$6,888,342	$66,722
Active Network, Inc., L+450, 1.00% LIBOR Floor, 11/13/2020	3 Month LIBOR	High Tech Industries	1,162,899	1,161,073	(1,826)
Alion Science and Technology Corp., L+1000, 1.00% LIBOR Floor, 8/18/19	1 Month LIBOR	Capital Equipment	6,100,096	6,246,108	146,012
ALM Media, LLC, L+450, 1.00% LIBOR Floor, 7/31/2020	3 Month LIBOR	Media: Advertising, Printing & Publishing	7,140,143	7,125,796	(14,347)
American Dental Partners, Inc., L+475, 1.00% LIBOR Floor, 8/29/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	12,406,406	12,390,820	(15,586)
American Energy - Marcellus, LLC, L+425, 1.00% LIBOR Floor, 8/4/2020	3 Month LIBOR	Energy: Oil & Gas	4,253,561	4,243,224	(10,337)
American Residential Services, LLC, L+450, 1.00% LIBOR Floor, 6/30/2021	3 Month LIBOR	Construction & Building	11,413,894	11,471,250	57,356
American Tire Distributors, Inc., L+475, 1.00% LIBOR Floor, 6/1/2018(d)	1 Month LIBOR	Automotive	9,478,483	9,445,164	(33,319)
Aquilex, LLC, L+400, 1.00% LIBOR Floor, 12/31/2020	1 Month LIBOR	Chemicals, Plastics, & Rubber	4,950,095	4,925,282	(24,813)
Arc Document Solutions, Inc., L+525, 1.00% LIBOR Floor, 12/20/2018(e)	3 Month LIBOR	Services: Business	4,383,540	4,500,956	117,416
Avaya Inc., L+550, 1.00% LIBOR Floor, 3/31/2018(d)	3 Month LIBOR	Telecommunications	7,465,523	7,423,459	(42,064)
Azure Midstream Energy, LLC, L+550, 1.00% LIBOR Floor, 11/15/2018	1 Month LIBOR	Energy: Oil & Gas	4,215,951	4,189,863	(26,088)
Bluestem Brands, Inc., L+650, 1.00% LIBOR Floor, 12/6/2018	3 Month LIBOR	Retail	3,998,138	4,016,735	18,597
BRG Sports, Inc., L+550, 1.00% LIBOR Floor, 4/15/2021	1 Month LIBOR	Consumer Goods: Durable	10,005,119	10,098,109	92,990
BWAY Holding Company, L+450, 1.00% LIBOR Floor, 8/14/2020	3 Month LIBOR	Containers, Packaging, & Glass	2,429,536	2,455,610	26,074
Caraustar Industries, Inc.,, L+625, 1.25% LIBOR Floor, 5/1/2019	3 Month LIBOR	Forest Products & Paper	919,217	932,493	13,276
Charming Charlie, LLC, L+800, 1.00% LIBOR Floor, 12/18/2019	3 Month LIBOR	Retail	8,757,570	8,840,760	83,190
CHI Overhead Doors, Inc., L+425, 1.25% LIBOR Floor, 3/18/2019	1 Month LIBOR	Construction & Building	5,951,102	5,947,382	(3,720)
Deluxe Entertainment Services Group, Inc., L+550, 1.00% LIBOR Floor, 2/28/2020(e)	2 Month LIBOR	Media: Diversified & Production	342,547	320,186	(22,361)
Emmis Operating Company, L+475, 1.00% LIBOR Floor, 6/10/2021	3 Month LIBOR	Media: Broadcasting & Subscription	4,937,500	4,996,875	59,375
GTCR Valor Companies, Inc., L+500, 1.00% LIBOR Floor, 5/30/2021(e)	3 Month LIBOR	High Tech Industries	1,894,377	1,903,944	9,567
Hemisphere Media Holdings, LLC, L+400, 1.00% LIBOR Floor, 7/30/2020	Various	Media: Broadcasting & Subscription	8,056,793	8,029,010	(27,783)
Hyperion Finance S.Á.R.L, L+475, 1.00% LIBOR Floor, 10/17/2019(e)	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	4,399,256	4,482,998	83,742
IMG Worldwide Holdings, LLC, L+425, 1.00% LIBOR Floor, 5/1/2021(d)	3 Month LIBOR	Media: Diversified & Production	8,680,281	8,588,995	(91,286)
Indra Holdings Corp., L+425, 1.00% LIBOR Floor, 5/1/2021	3 Month LIBOR	Retail	7,379,480	7,424,576	45,096
inVentiv Health, Inc., L+625, 1.50% LIBOR Floor, 5/15/2018	3 Month LIBOR	Healthcare & Pharmaceuticals	2,495,308	2,472,618	(22,690)
Laureate Education, Inc., L+375, 1.25% LIBOR Floor, 6/15/2018(d)	3 Month LIBOR	Services: Consumer	3,549,661	3,526,904	(22,757)
LTCG Holdings Corp., L+500, 1.00% LIBOR Floor, 6/6/2020	1 Month LIBOR	Services: Business	8,184,746	8,277,287	92,541
LTI Flexible Products, Inc., L+450, 1.00% LIBOR Floor, 5/1/2021	3 Month LIBOR	Consumer Goods: Durable	10,421,382	10,434,474	13,092
Marine Acquisition Corp., L+425, 1.00% LIBOR Floor, 1/30/2021	3 Month LIBOR	Capital Equipment	7,405,643	7,456,813	51,170
Nielsen & Bainbridge, LLC, L+500, 1.00% LIBOR Floor, 8/15/2020(d)	6 Month LIBOR	Consumer Goods: Durable	14,355,000	14,391,250	36,250
Peppermill Casinos, Inc., L+600, 1.25% LIBOR Floor, 11/9/2018	1 Month LIBOR	Hotel, Gaming, & Leisure	970,215	998,123	27,908
Photonis Technologies SAS, L+750, 1.00% LIBOR Floor, 9/18/2019(e)	3 Month LIBOR	Aerospace & Defense	10,239,633	10,349,846	110,213
Polyconcept Finance B.V., L+475, 1.25% LIBOR Floor, 6/28/2019(e)	1 Month LIBOR	Consumer Goods: Non-Durable	7,329,022	7,408,133	79,111
PSC Industrial Outsourcing, LP, L+450, 1.00% LIBOR Floor, 5/15/2020	1 Month LIBOR	Energy: Oil & Gas	13,943,853	13,952,656	8,803
Scientific Games International, Inc., L+500, 1.00% LIBOR Floor, 10/1/2021(e)	N/A(f)	Hotel, Gaming, & Leisure	372,528	372,956	428
SG Acquisition, Inc., L+525, 1.00% LIBOR Floor, 8/19/2021	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	14,862,305	14,960,523	98,218
SI Organization, Inc., L+475, 1.00% LIBOR Floor, 11/23/2019	3 Month LIBOR	Services: Business	6,820,907	6,853,118	32,211
SK Spice S.Á.R.L, L+825, 1.25% LIBOR Floor, 9/30/2018(e)	3 Month LIBOR	Chemicals, Plastics, & Rubber	8,330,660	8,413,299	82,639
Smile Brands Group, Inc., L+625, 1.25% LIBOR Floor, 8/16/2019	6 Month LIBOR	Healthcare & Pharmaceuticals	4,710,553	4,588,125	(122,428)
Southcross Holdings Borrower LP, L+500, 1.00% LIBOR Floor, 8/4/2021	3 Month LIBOR	Energy: Oil & Gas	1,264,794	1,270,356	5,562
SRA International, L+525, 1.25% LIBOR Floor, 7/20/2018	1 Month LIBOR	High Tech Industries	2,219,764	2,258,133	38,369
Steward Health Care System, LLC, L+550, 1.25% LIBOR Floor, 4/10/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	9,326,891	9,355,328	28,437
Surgery Center Holdings, Inc., L+425, 1.00% LIBOR Floor, 7/24/2020(d)	1 Month LIBOR	Healthcare & Pharmaceuticals	2,440,576	2,448,350	7,774
Sutherland Global Services, L+600, 1.25% LIBOR Floor, 3/6/2019(e)	6 Month LIBOR	Services: Business	1,839,381	1,842,607	3,226
TASC, Inc., L+550, 1.00% LIBOR Floor, 5/23/2020	3 Month LIBOR	Services: Business	7,852,520	7,727,832	(124,688)
TMFS Holdings, LLC, L+450, 1.00% LIBOR Floor, 7/30/2021	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	11,880,000	11,940,000	60,000
TMK Hawk Parent, Corp., L+425, 1.00% LIBOR Floor, 8/22/2021(d)	4 Month LIBOR	Beverage, Food, & Tobacco	3,980,000	4,005,000	25,000
TOPPS Company, Inc., L+600, 1.25% LIBOR Floor, 10/2/2018	3 Month LIBOR	Consumer Goods: Non-Durable	2,336,424	2,297,340	(39,084)
Travel Leaders Group, LLC, L+600, 1.00% LIBOR Floor, 12/5/2018	3 Month LIBOR	Services: Consumer	3,890,104	3,882,299	(7,805)
USS Parent Holdings Corp., L+475, 1.00% LIBOR Floor, 8/5/2021	3 Month LIBOR	Construction & Building	10,646,803	10,697,675	50,872
Vestcom International, Inc., L+425, 1.00% LIBOR Floor, 9/29/2021(d)	1 Month LIBOR	Services: Business	2,985,000	3,005,625	20,625
Vince, LLC, L+500, 1.00% LIBOR Floor, 11/27/2019(e)	Various	Consumer Goods: Non-Durable	2,141,529	2,139,424	(2,105)
Western Dental Services, Inc., L+500, 1.00% LIBOR Floor, 11/1/2018	3 Month LIBOR	Healthcare & Pharmaceuticals	6,146,434	6,161,509	15,075
Total Senior Secured First Lien Term Loans			330,484,763	331,536,613	1,051,850

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured Second Lien Term Loans
Arysta LifeScience SPC, LLC, L+700, 1.25% LIBOR Floor, 11/30/2020(e)	3 Month LIBOR	Chemicals, Plastics, & Rubber	1,160,540	1,179,783	19,243
Del Monte Foods, Inc., L+725, 1.00% LIBOR Floor, 7/26/2021	6 Month LIBOR	Beverage, Food, & Tobacco	320,322	295,246	(25,076)
Deltek, Inc., L+875, 1.25% LIBOR Floor, 10/10/2019	3 Month LIBOR	Services: Business	1,619,640	1,652,360	32,720
Evergreen Skills Lux S.À.R.L., L+825, 1.00% LIBOR Floor, 4/28/2022(e)	Various	High Tech Industries	7,151,625	6,966,000	(185,625)
Mergermarket USA, Inc., L+650, 1.00% LIBOR Floor, 2/4/2022	6 Month LIBOR	Services: Business	6,965,000	6,807,500	(157,500)
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021	3 Month LIBOR	Chemicals, Plastics, & Rubber	8,050,000	8,030,000	(20,000)
PFS Holding Corporation, L+725, 1.00% LIBOR Floor, 1/31/2022	1 Month LIBOR	Retail	4,973,010	3,885,945	(1,087,065)
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	1,001,875	995,000	(6,875)
Telx Group, Inc., L+650, 1.00% LIBOR Floor, 4/9/2021	3 Month LIBOR	High Tech Industries	2,970,000	2,981,250	11,250
U.S. Renal Care, Inc., L+750, 1.00% LIBOR Floor, 1/3/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	814,200	840,420	26,220
Total Senior Secured Second Lien Term Loans			35,026,212	33,633,504	(1,392,708)
Total			$365,510,975	$365,170,117	$(340,858)

(a)

All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note (e) below. The Company does not control and is not an affiliate of any of the companies that are issuers of the underlying loans subject to the TRS.

(b)

The 1, 2, 3, 4, and 6 month LIBOR rates were 0.15%, 0.20%, 0.24%, 0.27%, and 0.33%, respectively, as of September 30, 2014. The applicable LIBOR rate as of September 30, 2014 for the loan listed may not be the applicable LIBOR rate, as the loan may have been priced or repriced based on a LIBOR rate prior to September 30, 2014.

(c)	Fair value determined by the Company’s board of directors (see Note 8).
(d)	Position or portion thereof unsettled as of September 30, 2014.
(e)

The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of that company’s total assets as defined under Section 55 of the 1940 Act. As of September 30, 2014, 88.8% of the Company’s total assets represented qualifying assets. In addition, as described in this note, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the TRS as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 85.8% of the Company’s total assets represented qualifying assets as of September 30, 2014.

(f)	As of November 10, 2014, no interest rate option had been elected as the entire position remained unsettled.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2013:

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured First Lien Term Loans
Active Network, Inc., L+450, 1.00% LIBOR Floor, 11/13/2020	1 Month LIBOR	High Tech Industries	$1,947,215	$1,964,339	$17,124
Amneal Pharmaceuticals, LLC, L+475, 1.00% LIBOR Floor, 11/1/2019	1 Month LIBOR	Healthcare & Pharmaceuticals	3,347,710	3,398,433	50,723
Aquilex, LLC, L+400, 1.00% LIBOR Floor, 12/31/2020(d)	1 Month LIBOR	Chemicals, Plastics & Rubber	4,987,500	5,012,500	25,000
ARG IH Corporation, L+400, 1.00% LIBOR Floor, 11/15/2020	1 Month LIBOR	Beverage, Food & Tobacco	2,394,000	2,410,512	16,512
Arc Document Solutions, Inc., L+525, 1.00% LIBOR Floor, 12/20/2018(d)(e)	1 Month LIBOR	Services: Business	4,870,600	4,932,725	62,125
Ascensus, Inc., L+400, 1.00% LIBOR Floor, 12/2/2019	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	4,975,000	5,018,750	43,750
ATI Holdings, Inc., L+400, 1.25% LIBOR Floor, 12/21/2019	3 Month LIBOR	Healthcare & Pharmaceuticals	490,050	495,931	5,881
Avaya, Inc., L+675, 1.25% LIBOR Floor, 3/31/2018	3 Month LIBOR	Telecommunications	1,993,401	2,014,431	21,030
Azure Midstream Energy, LLC, L+550, 1.00% LIBOR Floor, 11/15/2018	1 Month LIBOR	Energy: Oil & Gas	4,380,210	4,407,930	27,720
BBTS Borrower, LP, L+650, 1.25% LIBOR Floor, 6/4/2019	3 Month LIBOR	Energy: Oil & Gas	1,854,169	1,878,474	24,305
Bluestem Brands, Inc., L+650, 1.00% LIBOR Floor, 12/6/2018	1 Month LIBOR	Retail	1,832,600	1,832,600	-
Camp International Holding Company, L+375, 1.00% LIBOR Floor, 5/31/2019	1 Month LIBOR	Services: Business	1,220,000	1,230,163	10,163
Caraustar Industries, Inc., L+625, 1.25% LIBOR Floor, 5/1/2019	6 Month LIBOR	Forest Products & Paper	713,584	738,748	25,164
Charming Charlie, LLC, L+800, 1.00% LIBOR Floor, 12/18/2019(d)	3 Month LIBOR	Retail	4,289,675	4,333,225	43,550
Cyanco Intermediate Corp., L+450, 1.00% LIBOR Floor, 5/1/2020	1 Month LIBOR	Chemicals, Plastics & Rubber	1,254,383	1,265,813	11,430
Digital Insight Corporation, L+375, 1.00% LIBOR Floor, 10/16/2019	3 Month LIBOR	Services: Business	775,105	779,000	3,895
Global Tel*Link Corporation, L+375, 1.25% LIBOR Floor, 5/23/2020	3 Month LIBOR	Services: Business	2,940,113	2,915,814	(24,299)
Grande Communications Networks, LLC, L+350, 1.00% LIBOR Floor, 5/31/2020	3 Month LIBOR	Telecommunications	2,486,435	2,497,471	11,036
Hemisphere Media Holdings, LLC, L+500, 1.25% LIBOR Floor, 7/30/2020(e)	1 Month LIBOR	Media: Broadcasting & Subscription	4,324,817	4,349,487	24,670
Herff Jones, Inc., L+450, 1.00% LIBOR Floor, 6/25/2019	1 Month LIBOR	Consumer Goods: Non-Durable	1,973,732	2,054,268	80,536
Hyperion Finance S.Á.R.L, L+475, 1.00% LIBOR Floor, 10/17/2019(e)	2 Month LIBOR	Banking, Finance, Insurance & Real Estate	4,432,500	4,471,875	39,375
Information Resources, Inc., L+375, 1.00% LIBOR Floor, 9/30/2020	3 Month LIBOR	Services: Business	892,269	900,492	8,223
Insight Pharmaceuticals, LLC, L+500, 1.25% LIBOR Floor, 8/25/2016	6 Month LIBOR	Healthcare & Pharmaceuticals	4,002,500	3,980,000	(22,500)
inVentiv Health, Inc., L+600, 1.50% LIBOR Floor, 8/4/2016	6 Month LIBOR	Healthcare & Pharmaceuticals	5,260,192	5,228,718	(31,474)
Learfield Communications, Inc., L+400, 1.00% LIBOR Floor, 10/9/2020	3 Month LIBOR	Media: Broadcasting & Subscription	746,250	757,500	11,250
Lineage Logistics, LLC, L+350, 1.00% LIBOR Floor, 4/26/2019	1 Month LIBOR	Services: Business	2,501,589	2,504,769	3,180
Merrill Corp., L+625, 1.00% LIBOR Floor, 3/8/2018(d)	1 Month LIBOR	Services: Business	671,827	679,040	7,213
Mohegan Tribal Gaming Authority, L+450, 1.00% LIBOR Floor, 11/19/2019	2 Month LIBOR	Hotel, Gaming & Leisure	1,643,400	1,683,871	40,471
OCI Beaumont, LLC, L+500, 1.25% LIBOR Floor, 8/20/2019 (B2 Term Loan)(e)	6 Month LIBOR	Chemicals, Plastics & Rubber	2,285,804	2,333,284	47,480
Opal Acquisition, Inc., L+400, 1.00% LIBOR Floor, 11/27/2020(d)	1 Month LIBOR	Healthcare & Pharmaceuticals	4,580,879	4,617,136	36,257
Packaging Coordinators, Inc., L+425, 1.25% LIBOR Floor, 5/10/2020	3 Month LIBOR	Containers, Packaging & Glass	1,985,025	1,995,000	9,975
Peppermill Casinos, Inc., L+600, 1.25% LIBOR Floor, 11/9/2018	1 Month LIBOR	Hotel, Gaming & Leisure	977,637	1,012,275	34,638
Photonis Technologies SAS, L+750, 1.00% LIBOR Floor, 9/18/2019(e)	3 Month LIBOR	Aerospace & Defense	5,764,360	5,853,870	89,510
Polyconcept Finance B.V., L+475, 1.25% LIBOR Floor, 6/28/2019(e)	1 Month LIBOR	Consumer Goods: Non-Durable	2,470,979	2,521,407	50,428
Safe-Guard Products International, LLC, L+600, 1.25% LIBOR Floor, 12/21/2018	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	2,222,426	2,266,102	43,676
Salix Pharmaceuticals, Ltd., L+325, 1.00% LIBOR Floor, 1/2/2020(d)(e)	1 Month LIBOR	Healthcare & Pharmaceuticals	2,815,850	2,857,423	41,573
SESAC Holdco II, LLC, L+400, 1.00% LIBOR Floor, 2/8/2019	1 Month LIBOR	Media: Broadcasting & Subscription	490,050	496,856	6,806
SK Spice S.Á.R.L, L+825, 1.25% LIBOR Floor, 9/30/2018(e)	3 Month LIBOR	Chemicals, Plastics & Rubber	2,972,550	2,966,316	(6,234)
SRA International, L+525, 1.25% LIBOR Floor, 7/20/2018	3 Month LIBOR	High Tech Industries	2,351,305	2,388,954	37,649
Steward Health Care System, LLC, L+550, 1.25% LIBOR Floor, 4/10/2020	12 Month LIBOR	Healthcare & Pharmaceuticals	3,436,500	3,478,147	41,647
Sutherland Global Services, L+600, 1.25% LIBOR Floor, 3/6/2019(e)	6 Month LIBOR	Services: Business	1,913,941	1,917,307	3,366
Tech Finance & Co. S.C.A., L+600, 1.25% LIBOR Floor, 7/11/2020(e)	3 Month LIBOR	Media: Broadcasting & Subscription	1,942,906	1,994,750	51,844
Tervita, L+500, 1.25% LIBOR Floor, 5/15/2018(d)(e)	3 Month LIBOR	Environmental Industries	3,533,364	3,554,920	21,556
The TOPPS Company, Inc., L+600, 1.25% LIBOR Floor, 10/2/2018	3 Month LIBOR	Consumer Goods: Non-Durable	2,007,500	1,995,000	(12,500)
Travel Leaders Group, LLC, P+500, 2.00% Base Rate Floor, 12/5/2018	Prime	Services: Consumer	1,975,000	1,965,000	(10,000)
Travelport, LLC, L+500, 1.25% LIBOR Floor, 6/26/2019(e)	3 Month LIBOR	Hotel, Gaming & Leisure	1,585,383	1,640,669	55,286
TriNet HR Corp., L+400, 1.00% LIBOR Floor, 8/20/2020	3 Month LIBOR	Services: Business	1,649,167	1,678,319	29,152
Vince, LLC, L+500, 1.00% LIBOR Floor, 11/27/2019(e)	1 Month LIBOR	Consumer Goods: Non-Durable	1,752,300	1,783,275	30,975
VFH Parent, LLC, L+450, 1.25% LIBOR Floor, 11/8/2019	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	2,597,561	2,624,622	27,061
W/S Packaging Group, Inc., L+400, 1.00% LIBOR Floor, 8/9/2019	4 Month LIBOR	Containers, Packaging & Glass	2,481,284	2,493,750	12,466
Washington Inventory Services, L+450, 1.25% LIBOR Floor, 12/20/2018	3 Month LIBOR	Retail	492,525	495,931	3,406
WP CPP Holdings, LLC, L+375, 1.00% LIBOR Floor, 12/28/2019	3 Month LIBOR	Aerospace & Defense	935,288	942,320	7,032
Total Senior Secured First Lien Term Loans			128,420,410	129,609,512	1,189,102

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured Second Lien Term Loans
Arysta LifeScience SPC, LLC, L+700, 1.25% LIBOR Floor, 11/30/2020(e)	3 Month LIBOR	Chemicals, Plastics & Rubber	1,160,540	1,190,029	29,489
Carestream Health, Inc., L+850, 1.00% LIBOR Floor, 12/7/2019(e)	3 Month LIBOR	Healthcare & Pharmaceuticals	980,000	1,017,500	37,500
Del Monte Foods, Inc., L+725, 1.00% LIBOR Floor, 7/26/2021(d)	6 Month LIBOR	Beverage, Food & Tobacco	2,257,200	2,299,950	42,750
Deltek, Inc., L+875, 1.25% LIBOR Floor, 10/10/2019	3 Month LIBOR	Services: Business	1,619,640	1,660,540	40,900
Ion Trading Technologies S.Á R.L., L+700, 1.25% LIBOR Floor, 5/22/2021(e)	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	993,125	1,018,130	25,005
Performance Food Group, Inc., L+525, 1.00% LIBOR Floor, 11/14/2019	3 Month LIBOR	Beverage, Food & Tobacco	3,849,587	3,887,290	37,703
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	1,002,075	990,830	(11,245)
Sheridan Holdings, Inc., L+725, 1.00% LIBOR Floor, 12/20/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	2,736,250	2,750,000	13,750
TriNet HR Corp., L+775, 1.00% LIBOR Floor, 2/20/2021	2 Month LIBOR	Services: Business	2,465,510	2,512,500	46,990
U.S. Renal Care, Inc., L+750, 1.00% LIBOR Floor, 1/3/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	676,200	696,900	20,700
TWCC Holding Corp., L+600, 1.00% LIBOR Floor, 6/26/2020	6 Month LIBOR	Media: Broadcasting & Subscription	2,039,400	2,115,373	75,973
Total Senior Secured Second Lien Term Loans			19,779,527	20,139,042	359,515
Total			$148,199,937	$149,748,554	$1,548,617

(a)

All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note (e) below. The Company does not control and is not an affiliate of any of the companies that are issuers of the underlying loans subject to the TRS.

(b)

The 1, 2, 3, 4, 6 and 12 month LIBOR rates were 0.17%, 0.21%, 0.25%, 0.32%, 0.35% and 0.58%, respectively, as of December 31, 2013. The prime rate was 3.25% as of December 31, 2013. The applicable LIBOR rate as of December 31, 2013 for the loan listed may not be the applicable LIBOR rate, as the loan may have been priced or repriced based on a LIBOR rate prior to December 31, 2013.

(c)	Fair value determined by the Company’s board of directors (see Note 8).
(d)	Position or portion thereof unsettled as of December 31, 2013.
(e)

The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of that company’s total assets as defined under Section 55 of the 1940 Act. As of December 31, 2013, 88.2% of the Company’s total assets represented qualifying assets. In addition, as described in this note, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the TRS as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 76.1% of the Company’s total assets represented qualifying assets as of December 31, 2013.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Note 8. Fair Value of Financial Instruments

The Company determines the fair value of all portfolio investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. Investments carried at fair value are classified and disclosed in one of the following three categories:

•      Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•      Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•      Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes that include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by the disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

The following table presents fair value measurements of the Company’s portfolio investments and TRS as of September 30, 2014 and December 31, 2013, according to the fair value hierarchy:

	September 30, 2014
Valuation Inputs	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Collateralized Securities	Short Term Investments	Total Return Swap
Level 1—Price quotations in active markets	$-	$-	$-	$34,061,902	$-
Level 2—Significant other observable inputs	-	-	-	-	-
Level 3—Significant unobservable inputs	66,855,635	181,249,221	30,009,990	-	(340,858)
	$66,855,635	$181,249,221	$30,009,990	$34,061,902	$(340,858)

	December 31, 2013
Valuation Inputs	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Collateralized Securities	Short Term Investments	Total Return Swap
Level 1—Price quotations in active markets	$-	$-	$-	$11,383,669	$-
Level 2—Significant other observable inputs	-	-	-	-	-
Level 3—Significant unobservable inputs	61,787,430	22,552,214	8,795,600	-	1,548,617
	$61,787,430	$22,552,214	$8,795,600	$11,383,669	$1,548,617

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The Company’s investments as of September 30, 2014 and December 31, 2013, excluding short term investments, primarily consisted of debt securities that are traded on a private over-the-counter market for institutional investors. Except for investments specifically identified, the Company values its portfolio investments by using market quotations from brokers or dealers, market comparables, discounted cash flow models and independent third-party pricing services, which provided prevailing bid and ask prices that were screened for validity by the pricing service from brokers or dealers on the determination date of the relevant period end. Four senior secured loans that were purchased near December 31, 2013, were valued using cost at acquisition, as the Company determined that the cost of the investments was the best indication of their current fair value.

The discounted cash flow model deemed appropriate by CIM is prepared for the applicable investments and reviewed by the Company’s valuation committee consisting of senior management. Such models are prepared at least quarterly or on an as needed basis. The model uses the estimated cash flow projections for the underlying investments and an appropriate discount rate is determined based on the latest financial information available for the borrower, prevailing market trends, comparable analysis and other inputs. The model, key assumptions, inputs, and results are reviewed by the Company’s valuation committee with final approval from the board of directors.

The Company periodically benchmarks the market quotations obtained against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the Company’s experience in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain market quotations through brokers and dealers, including the use of an independent valuation firm. The Company periodically benchmarks the valuations provided by the independent valuation firm against the actual prices at which it purchases and sells its investments. The Company’s valuation committee and board of directors review and approve the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

Six and three of the Company’s collateralized security investments as of September 30, 2014 and December 31, 2013, respectively, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, each borrower’s ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt.

Pursuant to the TRS Agreement, the fair value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS. The loans underlying the TRS are valued by the Company in the same manner as loans owned by the Company.  As a result of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that the total fair value of the TRS should be classified as Level 3 within the fair value hierarchy.

The Company did not have any transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the nine months ended September 30, 2014 and 2013. The Company’s policy is to recognize transfers in and out as of the actual date of the event or change in circumstances that causes the transfer.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

The following tables provide a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30, 2014
	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Collateralized Securities	Total Return Swap	Total
Beginning balance, June 30, 2014	$76,790,268	$101,524,554	$30,577,322	$1,571,894	$210,464,038
Investments purchased	36,003,406	109,171,425	-	-	145,174,831
Net realized gain	715,221	256,237	-	4,135,243	5,106,701
Net change in unrealized (depreciation) appreciation	(373,335)	(660,449)	(595,652)	(1,912,752)	(3,542,188)
Accretion of discount	74,243	8,852	28,320	-	111,415
Sales and principal repayments	(46,354,168)	(29,051,398)	-	(4,135,243)	(79,540,809)
Ending balance, September 30, 2014	$66,855,635	$181,249,221	$30,009,990	$(340,858)	$277,773,988
Change in unrealized gains or losses for the period included in changes in net assets for assets held at the end of the reporting period	$10,238	$(168,328)	$(595,652)	$(1,703,340)	$(2,457,082)

	Nine Months Ended September 30, 2014
	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Collateralized Securities	Total Return Swap	Total
Beginning balance, December 31, 2013	$61,787,430	$22,552,214	$8,795,600	$1,548,617	$94,683,861
Investments purchased	91,206,491	191,955,690	21,821,944	-	304,984,125
Net realized gain	1,042,577	312,986	-	11,898,784	13,254,347
Net change in unrealized (depreciation) appreciation	(158,465)	407,457	(664,779)	(1,889,475)	(2,305,262)
Accretion of discount	153,848	24,081	57,225	-	235,154
Sales and principal repayments	(87,176,246)	(34,003,207)	-	(11,898,784)	(133,078,237)
Ending balance, September 30, 2014	$66,855,635	$181,249,221	$30,009,990	$(340,858)	$277,773,988
Change in unrealized gains or losses for the period included in changes in net assets for assets held at the end of the reporting period	$324,171	$539,883	$(664,779)	$(1,020,891)	$(821,616)

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

	Three Months Ended September 30, 2013
	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Collateralized Securities	Total Return Swap	Total
Beginning balance, June 30, 2013	$16,417,934	$5,410,360	$-	$99,963	$21,928,257
Investments purchased	18,136,435	1,073,073	-	-	19,209,508
Net realized gain	1,381	-	-	799,698	801,079
Net change in unrealized (depreciation) appreciation	228,994	(8,846)	-	284,001	504,149
Accretion of discount	8,753	(1,539)	-		7,214
Sales and principal repayments	(763,451)	-	-	(799,698)	(1,563,149)
Ending balance, September 30, 2013	$34,030,046	$6,473,048	$-	$383,964	$40,887,058
Change in unrealized gains or losses for the period included in changes in net assets for assets held at the end of the reporting period	$233,771	$(8,846)	$-	$278,550	$503,475

	Nine Months Ended September 30, 2013
	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Collateralized Securities	Total Return Swap	Total
Beginning balance, December 31, 2012	$1,980,044	$-	$-	$12,395	$1,992,439
Investments purchased	33,498,788	6,368,898	-	-	39,867,686
Net realized gain	16,352	-	-	1,591,711	1,608,063
Net change in unrealized (depreciation) appreciation	433,150	102,011	-	371,569	906,730
Accretion of discount	12,086	2,139	-	-	14,225
Sales and principal repayments	(1,910,374)	-	-	(1,591,711)	(3,502,085)
Ending balance, September 30, 2013	$34,030,046	$6,473,048	$-	$383,964	$40,887,058
Change in unrealized gains or losses for the period included in changes in net assets for assets held at the end of the reporting period	$433,150	$102,011	$-	$381,724	$916,885

Significant Unobservable Inputs

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of investments as of September 30, 2014 and December 31, 2013 were as follows:

	September 30, 2014
	Fair Value	Valuation Techniques/ Methodologies	Unobservable Inputs	Range		Weighted Average
Senior secured term loans - first lien	$19,768,046	Discounted Cash Flow	Discount Rate	5.0%	8.3%	6.7%
	47,087,589	Broker Quotes	Broker Quotes	N/A	N/A	N/A
Senior secured term loans - second lien	41,118,951	Discounted Cash Flow	Discount Rate	8.5%	10.3%	9.4%
	140,130,270	Broker Quotes	Broker Quotes	N/A	N/A	N/A
Collateralized securities	30,009,990	Discounted Cash Flow	Discount Rate	9.0%	13.0%	10.8%
Total Return Swap	36,250	Discounted Cash Flow	Discount Rate	7.5%	7.5%	7.5%
	(377,108)	Broker Quotes	Broker Quotes	N/A	N/A	N/A
Total	$277,773,988

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

	December 31, 2013
	Fair Value	Valuation Techniques/ Methodologies	Unobservable Inputs	Range		Weighted Average
Senior secured term loans - first lien	$45,156,370	Discounted Cash Flow	Discount Rate	4.8%	9.7%	6.8%
	16,631,060	Recent Transactions	Recent Transactions	N/A	N/A	N/A
Senior secured term loans - second lien	22,552,214	Discounted Cash Flow	Discount Rate	7.5%	11.8%	8.8%
Collateralized securities	3,795,600	Discounted Cash Flow	Discount Rate	10.0%	13.0%	11.5%
	5,000,000	Recent Transactions	Recent Transactions	N/A	N/A	N/A
Total Return Swap	1,548,617	Third-Party Pricing Service(1)	Broker Quotes	N/A	N/A	N/A
Total	$94,683,861

(1)

The loans underlying the TRS were valued by Citibank. Citibank based its valuation primarily on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect a price that market participants may be willing to pay for an investment. These valuations were sent to the Company for review and testing. The Company reviewed and approved the value of the loans underlying the TRS as part of the quarterly valuation process.

The significant unobservable inputs used in the fair value measurement of the Company’s senior secured first lien and second lien term loans, and collateralized securities are discount rates. A significant increase or decrease in discount rates would result in a significantly lower or higher fair value measurement, respectively.

Note 9. General and Administrative Expense

General and administrative expense consisted of the following items for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Due diligence fees	$165,133	$143,976	$566,759	$226,909
Transfer agent expense	148,268	46,412	424,967	85,378
Professional fees expense	116,746	147,107	583,052	751,823
Marketing expense	112,155	192,498	409,277	375,897
Dues and subscriptions	86,425	31,715	165,274	54,681
Insurance expense	69,313	53,011	174,582	158,813
Director fees and expenses	42,721	8,118	119,510	24,142
Printing and mailing expense	39,681	212	108,923	98,838
Filing fees	251	19,623	79,978	77,173
Other expenses	85,712	25,032	309,698	74,928
Total general and administrative expense	$866,405	$667,704	$2,942,020	$1,928,582

Note 10. Commitments and Contingencies

The Company entered into certain contracts with other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to such indemnifications to be remote.

As of September 30, 2014 and December 31, 2013, the Company’s unfunded loan commitments amounted to $21,674,000 and $2,450,758, respectively. As of November 10, 2014, the Company’s unfunded loan commitments amounted to $23,112,083. For information on the companies to which the Company is committed to fund additional amounts as of September 30, 2014 and December 31, 2013, refer to the consolidated schedule of investments.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

Note 11. Financial Highlights

The following is a schedule of financial highlights as of and for the nine months ended September 30, 2014 and 2013:

	As of and for the	As of and for the
	Nine Months	Nine Months
	Ended	Ended
	September 30, 2014	September 30, 2013
Per share data:(1)
Net asset value at beginning of period	$9.32	$8.97
Results of operations:
Net investment income(2)	0.08	0.21
Net realized gain and net change in unrealized appreciation on investments(3)	0.08	0.16
Net realized gain and net change in unrealized appreciation on total return swap	0.35	0.59
Net increase in net assets resulting from operations	0.51	0.96
Shareholder distributions:
Distributions from net investment income	(0.08)	(0.06)
Distributions from net realized gains	(0.46)	(0.48)
Distributions from other sources(4)	(0.01)	0.00
Net decrease in net assets from shareholder distributions	(0.55)	(0.54)
Capital share transactions:
Issuance of common stock above net asset value(5)	0.03	0.12
Amortization of deferred offering expenses	0.00	(0.22)
Net increase (decrease) in net assets resulting from capital share transactions	0.03	(0.10)
Net asset value at end of period	$9.31	$9.29
Shares of common stock outstanding at end of period	42,532,137	7,715,146
Total investment return-net asset value(6)	5.86%	9.42%
Net assets at beginning of period	$144,570,485	$4,487,115
Net assets at end of period	$395,957,726	$71,647,438
Average net assets	$268,990,161	$31,111,908

Ratio/Supplemental data:
Ratio of net investment income to average net assets(7)	0.89%	2.28%
Ratio of net operating expenses to average net assets	3.17%	0.31%
Ratio of expense reimbursements from IIG and expense recoupments to average net assets	0.16%	10.49%
Ratio of total expenses (before expense reimbursements and recoupments) to average net assets	3.33%	10.80%
Ratio of gross operating expenses to average net assets(8)	0.67%	2.91%
Portfolio turnover rate(9)	68.65%	10.76%
Asset coverage ratio(10)	2.49	2.38

(1)	The per share data for the nine months ended September 30, 2014 and 2013 was derived by using the weighted average shares of common stock outstanding during each period.
(2)

Net investment income per share includes the expense reimbursements from IIG of $0.04 and $0.97 per share for the nine months ended September 30, 2014 and 2013, respectively, and expense recoupments of $0.02 per share for the nine months ended September 30, 2014.

(3)

The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales and repurchases of the Company’s shares in relation to fluctuating market values for the portfolio.

(4)	Includes adjustments made to GAAP basis investment income to arrive at taxable income available for distributions.

CĪON Investment Corporation

Notes to Consolidated Financial Statements

September 30, 2014

(unaudited)

(5)

The continuous issuance of shares of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date.

(6)

Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company's distribution reinvestment plan and second amended and restated distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan and second amended and restated distribution reinvestment plan are issued at 95% (from January 1, 2013 through September 30, 2013) and 90% (from October 1, 2013 through September 30, 2014) of the then public offering price on the date of purchase, respectively. The total investment return-net asset value does not consider the effect of the sales load from the sale of the Company’s common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full period are not annualized.

(7)

Excluding the expense reimbursements from IIG and the recoupment of expense reimbursements during the period, the ratio of net investment income (loss) to average net assets would have been 0.73% and (8.21%) for the nine months ended September 30, 2014 and 2013, respectively.

(8)

Operating expenses include all expenses borne by the Company, except for organization costs and offering expenses, base management fees, incentive fees, administrative services expenses, other general and administrative expenses owed to CIM and its affiliates, and interest expense.

(9)

Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value, excluding short term investments, and is not annualized.

(10)

Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period, divided by (ii) total senior securities outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding TRS notional amount at the end of the period, less the total amount of cash collateral posted by Flatiron under the TRS, as a senior security for the life of the TRS.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

As used in this Quarterly Report on Form 10-Q, “we,” “us,” “our” or similar terms include CĪON Investment Corporation and its consolidated subsidiaries.

The following discussion should be read in conjunction with our unaudited consolidated financial statements and related notes appearing elsewhere in this Quarterly Report on Form 10-Q and the audited consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2013. In addition to historical information, the following discussion and other parts of this Quarterly Report on Form 10-Q contain forward-looking information that involves risks and uncertainties.

Forward-Looking Statements

Some of the statements within this Quarterly Report on Form 10-Q may constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our current and expected financings and investments;
•	the adequacy of our cash resources, financing sources and working capital;
•	the use of borrowed money to finance a portion of our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	the actual and potential conflicts of interest with CIM and Apollo and their respective affiliates;
•	the ability of CIM and AIM to locate suitable investments for us and the ability of CIM to monitor and administer our investments;
•	the ability of CIM and AIM and their respective affiliates to attract and retain highly talented professionals;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	our ability to source favorable private investments;
•	our tax status;
•	the effect of changes to tax legislation and our tax position;
•	the tax status of the companies in which we invest; and
•	the timing and amount of distributions and dividends from the companies in which we invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in Item 1A of Part II of this Quarterly Report on Form 10-Q. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

                 We have based the forward-looking statements on information available to us on the date of this Quarterly Report on Form 10-Q. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this Quarterly Report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Overview

We were incorporated under the general corporation laws of the State of Maryland on August 9, 2011 and commenced operations on December 17, 2012 upon raising proceeds of $2,500,000 from persons not affiliated with us, CIM or Apollo. We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We elected to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. We anticipate that our portfolio will be comprised primarily of investments in senior secured loans and, to a lesser extent, second lien loans, collateralized loan obligations and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle-market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio.

We are managed by CIM, our affiliate and a registered investment adviser. CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. We and CIM have engaged AIM to act as our investment sub-adviser. On October 31, 2014, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment sub-advisory agreement with AIM for a period of twelve months commencing December 17, 2014.

We seek to meet our investment objective by utilizing the experienced management teams of both CIM and AIM, which includes their access to the relationships and human capital of Apollo, IIG and ICON Capital, in sourcing, evaluating and structuring transactions. We focus primarily on the senior secured debt of private and thinly traded U.S. middle-market companies, which we define as companies that generally possess annual EBITDA of $50 million or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.

Revenue

We primarily generate revenue in the form of interest income on the debt securities that we hold and capital gains on debt or other equity interests that we acquire in portfolio companies. The majority of our senior debt investments bear interest at a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued, but unpaid, interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized when earned.

Operating Expenses

Our primary operating expenses are the payment of advisory fees and other expenses under the investment advisory and administration agreements. Our investment advisory fee compensates CIM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. CIM is responsible for compensating AIM for its services pursuant to the investment sub-advisory agreement. We bear all other expenses of our operations and transactions, including, without limitation:

•         corporate expenses relating to borrowings and costs associated with the offering of our common stock, subject to limitations included in the administration agreement;

•         the costs of calculating our net asset value, including the cost of any third-party valuation services;

•         investment advisory fees;

•         fees payable to third parties relating to, or associated with, making, monitoring and disposing of investments and valuing investments and enforcing our contractual rights, including fees and expenses associated with performing due diligence reviews of prospective investments;

•         transfer agent and custodial fees;

•         fees and expenses associated with our marketing efforts;

•         interest payable on debt, if any, incurred to finance our investments;

•         federal and state registration fees;

•         federal, state and local taxes;

•         independent directors’ fees and expenses;

•         costs of proxy statements, tender offer materials, shareholders’ reports and notices;

•         fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•         direct costs such as printing, mailing, long distance telephone and staff;

•         fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

•         costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•         brokerage commissions for our investments; and

•         all other expenses incurred by CIM, AIM or us in connection with administering our business, including expenses incurred by CIM or AIM in performing its obligations, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by CIM, to the extent that they are not a person with a controlling interest in CIM or any of its affiliates, in each case subject to the limitations included in the investment advisory and administration agreements, as applicable.

Portfolio Investment Activity for the Three Months Ended September 30, 2014 and 2013

The following table summarizes our investment activity, excluding short term investments, for the three months ended September 30, 2014 and 2013:

	Three Months Ended September 30,
	2014			2013
Net Investment Activity	Investment Portfolio	Total Return Swap	Total	Investment Portfolio	Total Return Swap	Total
Purchases and drawdowns
Senior secured term loans - first lien	$36,003,406	$143,095,759	$179,099,165	$18,136,435	$49,172,156	$67,308,591
Senior secured term loans - second lien	109,171,425	10,334,728	119,506,153	1,073,074	7,119,835	8,192,909
Collateralized securities	-	-	-	-	-	-
Subordinated unsecured term loans	-	-	-	-	498,750	498,750
Sales and principal repayments	(75,405,566)	(63,894,918)	(139,300,484)	(763,451)	(22,737,657)	(23,501,108)
Net portfolio activity	$69,769,265	$89,535,569	$159,304,834	$18,446,058	$34,053,084	$52,499,142

The following table summarizes the composition of our investment portfolio at amortized cost and fair value and our underlying TRS loans portfolio at notional amount and fair value as of September 30, 2014 and December 31, 2013:

	September 30, 2014
	Investment Portfolio			Total Return Swap			Total
	Investments Amortized Cost(1)	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Amortized Cost/ Notional Amount	Fair Value	Percentage
Senior secured term loans - first lien	$66,322,355	$66,855,635	24.0%	$330,484,763	$331,536,613	90.8%	$396,807,118	$398,392,248	61.9%
Senior secured term loans - second lien	180,478,881	181,249,221	65.2%	35,026,212	33,633,504	9.2%	215,505,093	214,882,725	33.4%
Collateralized securities	30,625,169	30,009,990	10.8%	-	-	-	30,625,169	30,009,990	4.7%
Subtotal/total percentage	277,426,405	278,114,846	100.0%	365,510,975	365,170,117	100.0%	642,937,380	643,284,963	100.0%
Short term investments(2)	34,061,902	34,061,902		-	-		34,061,902	34,061,902
Total investments	$311,488,307	$312,176,748		$365,510,975	$365,170,117		$676,999,282	$677,346,865

Number of portfolio companies			49			64			99(3)
Average annual EBITDA of portfolio companies		$57.9 million			$104.2 million			$85.5 million
Median annual EBITDA of portfolio companies		$57.6 million			$62.0 million			$58.7 million
Purchased at a weighted average price of par			98.42%			99.38%			98.96%
Gross annual portfolio yield based upon the purchase price(4)			8.80%			6.53%(5)			7.51%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.
(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with original maturity dates of three months or less.
(3)

The sum of investment portfolio and TRS portfolio companies does not equal the total number of portfolio companies. This is due to 14 portfolio companies being in both the investment and TRS portfolios.

(4)	The portfolio yield does not represent an actual investment return to shareholders.
(5)	The portfolio yield for underlying TRS loans is determined without giving consideration to leverage.

	December 31, 2013
	Investment Portfolio			Total Return Swap			Total
	Investments Amortized Cost(1)	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Amortized Cost/ Notional Amount(1)	Fair Value	Percentage
Senior secured term loans - first lien	$61,095,685	$61,787,430	66.4%	$128,420,410	$129,609,512	86.6%	$189,516,095	$191,396,942	78.8%
Senior secured term loans - second lien	22,189,331	22,552,214	24.2%	19,779,527	20,139,042	13.4%	41,968,858	42,691,256	17.6%
Collateralized securities	8,746,000	8,795,600	9.4%	-	-	-	8,746,000	8,795,600	3.6%
Subtotal/total percentage	92,031,016	93,135,244	100.0%	148,199,937	149,748,554	100.0%	240,230,953	242,883,798	100.0%
Short term investments(2)	11,383,669	11,383,669		-	-		11,383,669	11,383,669
Total investments	$103,414,685	$104,518,913		$148,199,937	$149,748,554		$251,614,622	$254,267,467

Number of portfolio companies			39			62			91(3)
Average annual EBITDA of portfolio companies		$50.8 million			$157.0 million			$120.2 million
Median annual EBITDA of portfolio companies		$47.7 million			$102.7 million			$72.9 million
Purchased at a weighted average price of par			98.57%			99.09%			98.89%
Gross annual portfolio yield based upon the purchase price(4)			7.86%			6.71%(5)			7.15%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.
(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with original maturity dates of three months or less.
(3)

The sum of investment portfolio and TRS portfolio companies does not equal the total number of portfolio companies. This is due to ten portfolio companies being in both the investment and TRS portfolios.

(4)	The portfolio yield does not represent an actual investment return to shareholders.
(5)	The portfolio yield for underlying TRS loans is determined without giving consideration to leverage.

The following table summarizes the composition of our investment portfolio and our underlying TRS loans portfolio by the type of interest rate as of September 30, 2014 and December 31, 2013, excluding short term investments of $34,061,902 and $11,383,669, respectively:

	September 30, 2014
	Investment Portfolio			Total Return Swap			Total
Interest Rate Allocation	Investments Amortized Cost	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Amortized Cost/ Notional Amount	Fair Value	Percentage
Floating interest rate investments	$274,437,049	$275,059,621	98.9%	$365,510,975	$365,170,117	100.0%	$639,948,024	$640,229,738	99.5%
Fixed interest rate investments	2,989,356	3,055,225	1.1%	-	-	-	2,989,356	3,055,225	0.5%
Total investments	$277,426,405	$278,114,846	100.0%	$365,510,975	$365,170,117	100.0%	$642,937,380	$643,284,963	100.0%

	December 31, 2013
	Investment Portfolio			Total Return Swap			Total
Interest Rate Allocation	Investments Amortized Cost	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Amortized Cost/ Notional Amount	Fair Value	Percentage
Floating interest rate investments	$92,031,016	$93,135,244	100.0%	$148,199,937	$149,748,554	100.0%	$240,230,953	$242,883,798	100.0%
Fixed interest rate investments	-	-	-	-	-	-	-	-	-
Total investments	$92,031,016	$93,135,244	100.0%	$148,199,937	$149,748,554	100.0%	$240,230,953	$242,883,798	100.0%

The following table shows the composition of our investment portfolio and our underlying TRS loans portfolio by industry classification and the percentage, by fair value, of the total assets in such industries as of September 30, 2014 and December 31, 2013:

	September 30, 2014
	Investment Portfolio		Total Return Swap		Total
Industry Classification	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
Services: Business	$59,631,040	21.4%	$40,667,285	11.1%	$100,298,325	15.6%
High Tech Industries	42,378,378	15.2%	15,270,400	4.2%	57,648,778	9.0%
Healthcare & Pharmaceuticals	10,701,910	3.8%	38,257,170	10.5%	48,959,080	7.6%
Beverage, Food & Tobacco	35,248,770	12.7%	4,300,246	1.2%	39,549,016	6.2%
Consumer Goods: Durable	-	-	34,923,833	9.6%	34,923,833	5.4%
Construction & Building	6,174,922	2.2%	28,116,307	7.7%	34,291,229	5.3%
Banking, Finance, Insurance & Real Estate	845,460	0.3%	31,383,521	8.6%	32,228,981	5.0%
Chemicals, Plastics & Rubber	9,260,946	3.3%	22,548,364	6.2%	31,809,310	4.9%
Retail	-	-	31,056,358	8.5%	31,056,358	4.8%
Automotive	21,610,371	7.8%	9,445,164	2.6%	31,055,535	4.8%
Diversified Financials	30,009,990	10.8%	-	-	30,009,990	4.7%
Media: Advertising, Printing & Publishing	20,692,426	7.5%	7,125,796	1.9%	27,818,222	4.3%
Energy: Oil & Gas	1,449,195	0.6%	23,656,099	6.5%	25,105,294	3.9%
Capital Equipment	3,955,125	1.4%	13,702,921	3.7%	17,658,046	2.7%
Media: Diversified & Production	6,518,182	2.3%	8,909,181	2.4%	15,427,363	2.4%
Media: Broadcasting & Subscription	2,089,052	0.8%	13,025,885	3.6%	15,114,937	2.4%
Consumer Goods: Non-Durable	2,067,998	0.7%	11,844,897	3.2%	13,912,895	2.2%
Telecommunications	4,477,500	1.6%	8,418,459	2.3%	12,895,959	2.0%
Aerospace & Defense	1,440,381	0.5%	10,349,846	2.8%	11,790,227	1.8%
Containers, Packaging & Glass	7,506,000	2.7%	2,455,610	0.7%	9,961,610	1.6%
Services: Consumer	800,000	0.3%	7,409,203	2.0%	8,209,203	1.3%
Hotel, Gaming & Leisure	6,282,200	2.3%	1,371,079	0.4%	7,653,279	1.2%
Environmental Industries	4,975,000	1.8%	-	-	4,975,000	0.8%
Forest Products & Paper	-	-	932,493	0.3%	932,493	0.1%
Subtotal/total percentage	278,114,846	100.0%	365,170,117	100.0%	643,284,963	100.0%
U.S. Treasury Securities	34,061,902		-		34,061,902
Total investments	$312,176,748		$365,170,117		$677,346,865

	December 31, 2013
	Investment Portfolio		Total Return Swap		Total
Industry Classification	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
Healthcare & Pharmaceuticals	$8,968,804	9.6%	$28,520,188	19.0%	$37,488,992	15.4%
Services: Business	15,754,714	16.9%	21,710,669	14.5%	37,465,383	15.4%
Chemicals, Plastics & Rubber	6,797,514	7.3%	12,767,942	8.5%	19,565,456	8.1%
Consumer Goods: Non-Durable	9,527,245	10.2%	8,353,950	5.7%	17,881,195	7.5%
Banking, Finance, Insurance & Real Estate	2,427,410	2.6%	15,399,479	10.3%	17,826,889	7.3%
Media: Broadcasting & Subscription	3,544,422	3.8%	9,713,966	6.5%	13,258,388	5.5%
Energy: Oil & Gas	3,629,300	3.9%	6,286,404	4.2%	9,915,704	4.1%
Telecommunications	3,973,040	4.3%	5,502,732	3.7%	9,475,772	3.9%
Diversified Financials	8,795,600	9.4%	-	-	8,795,600	3.6%
Beverage, Food & Tobacco	-	-	8,597,752	5.7%	8,597,752	3.5%
Aerospace & Defense	1,463,701	1.6%	6,796,190	4.5%	8,259,891	3.4%
Services: Consumer	5,628,126	6.0%	1,965,000	1.3%	7,593,126	3.1%
Automotive	7,473,560	8.0%	-	-	7,473,560	3.1%
High Tech Industries	2,876,400	3.1%	4,353,293	2.9%	7,229,693	3.0%
Retail	-	-	6,661,756	4.4%	6,661,756	2.7%
Containers, Packaging & Glass	1,500,000	1.6%	4,488,750	3.0%	5,988,750	2.5%
Environmental Industries	1,909,952	2.1%	3,554,920	2.4%	5,464,872	2.2%
Hotel, Gaming & Leisure	515,000	0.6%	4,336,815	2.9%	4,851,815	2.0%
Construction & Building	3,415,256	3.7%	-	-	3,415,256	1.4%
Capital Equipment	3,014,850	3.2%	-	-	3,014,850	1.2%
Media: Diversified & Production	1,920,350	2.1%	-	-	1,920,350	0.8%
Forest Products & Paper	-	-	738,748	0.5%	738,748	0.3%
Subtotal/total percentage	93,135,244	100.0%	149,748,554	100.0%	242,883,798	100.0%
U.S. Treasury Securities	11,383,669		-		11,383,669
Total investments	$104,518,913		$149,748,554		$254,267,467

We do not “control” and are not an “affiliate” of any of our portfolio companies or any of the companies of the loans underlying the TRS, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company or issuer if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company or issuer if we owned 5% or more of its voting securities.

Our investment portfolio may contain senior secured investments that are in the form of lines of credit, unfunded delayed drawdown loan commitments, or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2014 and December 31, 2013, our unfunded loan commitments amounted to $21,674,000 and $2,450,758, respectively. As of November 10, 2014, our unfunded loan commitments amounted to $23,112,083.

Investment Portfolio Asset Quality

CIM uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that CIM uses to monitor our portfolio, are not in and of themselves determinative of fair value or revenue recognition and are presented for indicative purposes. CIM grades the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

The following is a description of the conditions associated with each investment rating used in this ratings system:

Investment Grade	Description
1

Indicates the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit.

2

Indicates a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected.

3

Indicates that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment grade of 3 requires closer monitoring.

4

Indicates that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment.

5

Indicates that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment is expected, which would result in an overall negative internal rate of return on the investment.

For investments graded 3, 4, or 5, CIM enhances its level of scrutiny over the monitoring of such portfolio company.

The following table summarizes the composition of our investment portfolio and our underlying TRS loans portfolio based on the 1 to 5 investment rating scale at fair value as of September 30, 2014 and December 31, 2013, excluding short term investments of $34,061,902 and $11,383,669, respectively:

	September 30, 2014
	Investment Portfolio		Total Return Swap		Total
Investment Rating	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
1	$-	-	$-	-	$-	-
2	278,114,846	100.0%	361,284,172	98.9%	639,399,018	99.4%
3	-	-	3,885,945	1.1%	3,885,945	0.6%
4	-	-	-	-	-	-
5	-	-	-	-	-	-
	$278,114,846	100.0%	$365,170,117	100.0%	$643,284,963	100.0%

December 31, 2013
	Investment Portfolio		Total Return Swap		Total
Investment Rating	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
1	$-	-	$-	-	$-	-
2	93,135,244	100.0%	149,748,554	100.0%	242,883,798	100.0%
3	-	-	-	-	-	-
4	-	-	-	-	-	-
5	-	-	-	-	-	-
	$93,135,244	100.0%	$149,748,554	100.0%	$242,883,798	100.0%

The amount of the investment portfolio and underlying TRS loans in each grading category may vary substantially from period to period resulting primarily from changes in the composition of each portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Current Investment Portfolio

As of November 10, 2014, our investment portfolio, excluding our short term investments and TRS, consisted of interests in 53 portfolio companies (24% in first lien senior secured term loans, 64% in second lien senior secured term loans and 12% in collateralized securities) with a total fair value of $314,124,256 with an average and median portfolio company annual EBITDA of $58.4 million and $57.6 million, respectively, at initial investment. As of November 10, 2014, investments in our portfolio were purchased at a weighted average price of 98.14% of par value. Our estimated gross annual portfolio yield was 8.98% based upon the purchase price of our investments. The portfolio yield does not represent an actual investment return to shareholders.

As of November 10, 2014, our short term investments included an investment in a U.S. Treasury Obligations Fund of $34,657,573.

Further, as of November 10, 2014, through a TRS (described further in Note 7 of our consolidated financial statements), we obtained the economic benefit of owning investments in first lien senior secured and second lien senior secured floating-rate loans of 63 portfolio companies.

Results of Operations for the Three Months Ended September 30, 2014 and 2013

                Our results of operations for the three months ended September 30, 2014 and 2013 were as follows:

	Three Months Ended September 30,
	2014	2013
Investment income	$5,081,560	$494,701
Net operating expenses	2,507,992	(107,677)
Net investment income	2,573,568	602,378
Net realized gain on investments	971,457	1,381
Net change in unrealized (depreciation) appreciation on investments	(1,629,436)	220,148
Net realized gain on total return swap	4,135,243	799,698
Net change in unrealized (depreciation) appreciation on total return swap	(1,912,752)	284,001
Net increase in net assets resulting from operations	$4,138,080	$1,907,606

Investment Income

For the three months ended September 30, 2014 and 2013, we generated investment income of $5,081,560 and $494,701, respectively, consisting primarily of interest income on investments in senior secured loans of 57 and 27 portfolio companies held during each respective period. During the three months ended September 30, 2014 and 2013, our investment portfolio, excluding short term investments and the TRS, increased approximately $69,223,000 and $18,675,000, respectively, as we continued to deploy the net proceeds from our continuous offering. We expect our investment portfolio to continue to grow due to the anticipated increase in equity available to us for investment from our continuous offering. As a result, we believe that reported investment income for the three months ended September 30, 2014 and 2013 is not representative of our stabilized or future performance. Interest income earned by loans underlying the TRS is not included in investment income in the consolidated statements of operations, but rather it is recorded as part of net realized gain on total return swap.

Operating Expenses

The composition of our operating expenses for the three months ended September 30, 2014 and 2013 was as follows:

	Three Months Ended September 30,
	2014	2013
Management fees	$1,739,759	$248,225
Administrative services expense	376,806	144,462
Capital gains incentive fee	(497,508)	128,766
General and administrative	866,405	667,704
Total expenses	2,485,462	1,189,157
Expense reimbursements from IIG	-	(1,296,834)
Recoupment of expense reimbursements from IIG	22,530	-
Net operating expenses	$2,507,992	$(107,677)

The composition of our general and administrative expenses for the three months ended September 30, 2014 and 2013 was as follows:

	Three Months Ended September 30,
	2014	2013
Due diligence fees	$165,133	$143,976
Transfer agent expense	148,268	46,412
Professional fees expense	116,746	147,107
Marketing expense	112,155	192,498
Dues and subscriptions	86,425	31,715
Insurance expense	69,313	53,011
Director fees and expenses	42,721	8,118
Printing and mailing expense	39,681	212
Filing fees	251	19,623
Other expenses	85,712	25,032
Total general and administrative expense	$866,405	$667,704

Expense Reimbursements

Our affiliate, IIG, has agreed to reimburse us commencing with the quarter ended December 31, 2012 for certain expenses pursuant to the expense support and conditional reimbursement agreement. Refer to the discussion under “Related Party Transactions” below for further details about the expense support and conditional reimbursement agreement. Also, see Note 4 to our consolidated financial statements for additional disclosure regarding the expense reimbursements from IIG.

For the three months ended September 30, 2014, IIG recouped $22,530 of expense reimbursements made in connection with the expense support and conditional reimbursement agreement during the three months ended March 31, 2013, compared to expense reimbursements from IIG of $1,296,834 for the three months ended September 30, 2013. All expense reimbursements from IIG for the three months ended September 30, 2013 are eligible to be reimbursed by us through September 30, 2016.

Reimbursement of such costs will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. As a result, we may or may not be requested to reimburse any further costs by IIG.

The table below presents a summary of all expenses supported by IIG and the associated dates through which such expenses are eligible for reimbursement by us for the following three month periods.

Three Months Ended	Expense Support Received from IIG	Expense Support Reimbursed to IIG	Unreimbursed Expense Support	Ratio of Operating Expense to Average Net Assets for the Period(1)	Annualized Distribution Rate for the Period(3)	Eligible for Reimbursement through
December 31, 2012	$116,706	$116,706	$-	0.93%	0.00%(2)	December 31, 2015
March 31, 2013	819,373	505,450	313,923	2.75%	7.00%	March 31, 2016
June 30, 2013	1,147,536	-	1,147,536	1.43%	7.00%	June 30, 2016
September 30, 2013	1,296,834	-	1,296,834	0.49%	7.00%	September 30, 2016
December 31, 2013	695,160	-	695,160	0.31%	7.00%	December 31, 2016
March 31, 2014	1,048,858	-	1,048,858	0.27%	7.00%	March 31, 2017
June 30, 2014	-	-	-	0.31%	7.00%	June 30, 2017
September 30, 2014	-	-	-	0.13%	7.00%	September 30, 2017
Total	$5,124,467	$622,156	$4,502,311

(1)

Operating expenses include all expenses borne by us, except for organization costs and offering expenses, base management fees, incentive fees, administrative services expenses, other general and administrative expenses owed to CIM and its affiliates, and interest expense.

(2)	We did not declare any distributions during the three months ended December 31, 2012.
(3)

Annualized Distribution Rate equals the annualized rate of distributions paid to shareholders based on the amount of the regular cash distributions paid immediately prior to the date the expense support payment obligation was incurred by CIM. Annualized Distribution Rate does not include special cash or stock distributions paid to shareholders.

Net Investment Income

Our net investment income totaled $2,573,568 and $602,378 for the three months ended September 30, 2014 and 2013, respectively. The increase in net investment income during the three months ended September 30, 2014, compared to the corresponding 2013 period, was primarily due to an increase in the size of our investment portfolio relative to our expenses as we continued to achieve economies of scale.

Net Realized Gain on Investments

Our net realized gain on investments totaled $971,457 and $1,381 for the three months ended September 30, 2014 and 2013, respectively. During the three months ended September 30, 2014, we received principal repayments and sale proceeds of $42,329,166 and $33,076,399, respectively, for gains of $971,457. For the three months ended September 30, 2013, we realized gains of $1,381 on principal repayments of $126,496 and sales proceeds of $636,955.

Net Change in Unrealized (Depreciation) Appreciation on Investments

The net change in unrealized (depreciation) appreciation on our investments totaled ($1,629,436) and $220,148 for the three months ended September 30, 2014 and 2013, respectively. This change was driven primarily by a widening of credit spreads during three months ended September 30, 2014.

Net Realized Gain on TRS

Our net realized gain on the TRS totaled $4,135,243 and $799,698 for the three months ended September 30, 2014 and 2013, respectively. The components of net realized gain on the TRS are summarized below for the three months ended September 30, 2014 and 2013:

	Three Months Ended September 30,
	2014	2013
Interest and other income from TRS portfolio	$5,315,438	$865,033
Interest and other expense from TRS portfolio	(1,207,635)	(203,637)
Net gain on TRS loan sales	27,440	138,302
Total	$4,135,243	$799,698

Net Change in Unrealized (Depreciation) Appreciation on TRS

                The net decrease in unrealized (depreciation) appreciation on the TRS totaled ($1,912,752) and $284,001 for the three months ended September 30, 2014 and 2013, respectively. This change was driven primarily by a widening of credit spreads during the three months ended September 30, 2014.

Net Increase in Net Assets Resulting from Operations

                For the three months ended September 30, 2014 and 2013, we recorded a net increase in net assets resulting from operations of $4,138,080 and $1,907,606, respectively.

Results of Operations for the Nine Months Ended September 30, 2014 and 2013

                Our results of operations for the nine months ended September 30, 2014 and 2013 were as follows:

	Nine Months Ended September 30,
	2014	2013
Investment income	$10,916,368	$808,321
Net operating expenses	8,528,551	97,734
Net investment income	2,387,817	710,587
Net realized gain on investments	1,355,562	16,352
Net change in unrealized (depreciation) appreciation on investments	(415,787)	535,161
Net realized gain on total return swap	11,898,784	1,591,711
Net change in unrealized (depreciation) appreciation on total return swap	(1,889,475)	371,569
Net increase in net assets resulting from operations	$13,336,901	$3,225,380

Investment Income

For the nine months ended September 30, 2014 and 2013, we generated investment income of $10,916,368 and $808,321, respectively, consisting primarily of interest income on investments in senior secured loans of 76 and 29 portfolio companies held during each respective period. During the nine months ended September 30, 2014 and 2013, our investment portfolio, excluding short term investments and the TRS, increased approximately $184,980,000 and $38,523,000, respectively, as we continued to deploy the net proceeds from our continuous offering. We expect our investment portfolio to continue to grow due to the anticipated increase in equity available to us for investment from our continuous offering. As a result, we believe that reported investment income for the nine months ended September 30, 2014 and 2013 is not representative of our stabilized or future performance. Interest income earned by loans underlying the TRS is not included in investment income in the consolidated statements of operations, but rather it is recorded as part of net realized gain on total return swap.

Operating Expenses

The composition of our operating expenses for the nine months ended September 30, 2014 and 2013 was as follows:

	Nine Months Ended September 30,
	2014	2013
Management fees	$3,951,772	$413,748
Administrative services expense	1,222,421	715,653
Capital gains incentive fee	247,565	303,494
Offering expense - IIG	591,475	-
General and administrative	2,942,020	1,928,582
Total expenses	8,955,253	3,361,477
Expense reimbursements from IIG	(1,048,858)	(3,263,743)
Recoupment of expense reimbursements from IIG	622,156	-
Net operating expenses	$8,528,551	$97,734

The composition of our general and administrative expenses for the nine months ended September 30, 2014 and 2013 was as follows:

	Nine Months Ended September 30,
	2014	2013
Professional fees expense	$583,052	$751,823
Due diligence fees	566,759	226,909
Transfer agent expense	424,967	85,378
Marketing expense	409,277	375,897
Insurance expense	174,582	158,813
Dues and subscriptions	165,274	54,681
Director fees and expenses	119,510	24,142
Printing and mailing expense	108,923	98,838
Filing fees	79,978	77,173
Other expenses	309,698	74,928
Total general and administrative expense	$2,942,020	$1,928,582

Expense Reimbursements

For the nine months ended September 30, 2014, we received expense reimbursements from IIG of $1,048,858 and IIG recouped $622,156 of expense reimbursements made during the three months ended December 31, 2012 and March 31, 2013 in connection with the expense support and conditional reimbursement agreement.  For the nine months ended September 30, 2013, we received expense reimbursements from IIG of $3,263,743.

Refer to section, “Results of Operations for the Three Months Ended September 30, 2014 and 2013—Expense Reimbursement” above for further details on our expense reimbursements with our affiliate, IIG.

Net Investment  Income

Our net investment income totaled $2,387,817 and $710,587 for the nine months ended September 30, 2014 and 2013, respectively. The increase in net investment income during the nine months ended September 30, 2014 was primarily due to an increase in the size of our investment portfolio relative to our expenses as we continued to achieve economies of scale.

Net Realized Gain on Investments

Our net realized gain on investments totaled $1,355,562 and $16,352 for the nine months ended September 30, 2014 and 2013, respectively. During the nine months ended September 30, 2014, we received sale proceeds and principal repayments of $73,306,787 and $47,872,665, respectively, for gains of $1,355,562. For the nine months ended September 30, 2013, we received sale proceeds and principal repayments of $1,141,330 and $769,044, respectively, for gains of $16,352.

Net Change in Unrealized (Depreciation) Appreciation on Investments

The net change in unrealized (depreciation) appreciation on our investments totaled ($415,787) and $535,161 for the nine months ended September 30, 2014 and 2013, respectively. This change was driven primarily by a widening of credit spreads during the nine months ended September 30, 2014 and was partially offset by primary investments, sourced with the assistance of AIM, made available to us at advantageous purchase prices.

Net Realized Gain on TRS

Our net realized gain on the TRS totaled $11,898,784 and $1,591,711 for the nine months ended September 30, 2014 and 2013, respectively. The components of net realized gain on the TRS are summarized below for the nine months ended September 30, 2014 and 2013:

	Nine Months Ended September 30,
	2014	2013
Interest and other income from TRS portfolio	$12,738,729	$1,326,136
Interest and other expense from TRS portfolio	(2,944,121)	(328,913)
Net gain on TRS loan sales	2,104,176	594,488
Total	$11,898,784	$1,591,711

Net Change in Unrealized (Depreciation) Appreciation on TRS

                The net change in unrealized (depreciation) appreciation on the TRS totaled ($1,889,475) and $371,569 for the nine months ended September 30, 2014 and 2013, respectively. This change was driven primarily by a widening of credit spreads during the nine months ended September 30, 2014 and the sale of certain loans underlying the TRS, which decreased unrealized appreciation as gains on these underlying loans were realized.

Net Increase in Net Assets Resulting from Operations

                For the nine months ended September 30, 2014 and 2013, we recorded a net increase in net assets resulting from operations of $13,336,901 and $3,225,380, respectively.

 Net Asset Value per Share, Annual Investment Return and Total Return Since Inception

Our net asset value per share was $9.31 and $9.32 on September 30, 2014 and December 31, 2013, respectively. After considering (i) the overall changes in net asset value per share, (ii) paid distributions of approximately $0.5477 per share during the nine months ended September 30, 2014, and (iii) the assumed reinvestment of those distributions at 90% of the prevailing offering price per share, the total investment return was 5.86% for shareholders who held our shares over the entire nine-month period ended September 30, 2014.

Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $9.00 per share (public offering price net of sales load) have seen an annualized return of 9.76% and a cumulative total return of 18.14% (see chart below). Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $10.00 per share (the initial public offering price including sales load) have seen an annualized return of 3.49% and a cumulative total return of 6.32%. Over the same time period the S&P/LSTA Leveraged Loan Index, a primary measure of senior debt covering the U.S. leveraged loan market, which currently consists of approximately 1,000 credit facilities throughout numerous industries, and the BofA Merrill Lynch US High Yield Index, a primary measure of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market, registered cumulative total returns of approximately 8.37% and 11.48%, respectively, in the period from December 17, 2012 to September 30, 2014.

                 The calculations for the Growth of $10,000 Initial Investment are based upon (i) an initial investment of $10,000 in our common stock at the beginning of the period, at a share price of $10.00 per share (including sales load) and $9.00 per share (excluding sales load), (ii) assumes reinvestment of monthly distributions in accordance with our second amended and restated distribution reinvestment plan, (iii) the sale of the entire investment position at the net asset value per share on the last day of the period, and (iv) the distributions declared and payable to shareholders, if any, on the last day of the period.

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from the net proceeds of our continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. We are engaged in a continuous offering of shares of our common stock. We accept subscriptions on a continuous basis and, as of February 1, 2014, issue shares at weekly closings at prices that, after deducting selling commissions and dealer manager fees, are at or above our net asset value per share.

We will sell our shares on a continuous basis at our latest public offering price of $10.45 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in the offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each weekly closing on the sale of shares of our common stock, our board of directors has delegated to management the authority to conduct such closings so long as there is no change to our public offering price. In the event of a change to our public offering price in connection with any weekly closing, our board of directors will approve the change prior to management conducting such closing. In connection with each weekly closing, we will, in each case if necessary, update the information contained in our prospectus by filing a prospectus supplement with the SEC, and we will also post any updated information to our website.

As of September 30, 2014, we sold 42,532,137 shares of common stock for net proceeds of $435,041,340 at an average price per share of $10.23. The net proceeds include gross proceeds received from reinvested shareholder distributions of $9,163,138, for which we issued 973,758 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $192,731, for which we repurchased 20,492 shares of common stock.

As of November 10, 2014, we sold 46,571,392 shares of common stock for net proceeds of $476,533,470 at an average price per share of $10.23. The net proceeds include gross proceeds received from reinvested shareholder distributions of $12,129,849, for which we issued 1,289,215 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $484,731, for which we repurchased 51,540 shares of common stock. Since commencing our continuous public offering on July 2, 2012 and through November 10, 2014, sales commissions and dealer manager fees related to the sale of our common stock were $27,748,426 and $13,499,346, respectively.

On April 2, 2014, we completed our first tender offer in connection with our share repurchase program and repurchased 4,881 shares (representing 100% of the shares of common stock tendered for repurchase) at $9.41 per share for aggregate consideration totaling $45,905. On July 2, 2014, we completed our second tender offer and repurchased 15,611 shares (representing 100% of the shares of common stock tendered for repurchase) at $9.41 per share for aggregate consideration totaling $146,826. On October 2, 2014, we completed our third tender offer and repurchased 31,048 shares (representing 100% of the shares of common stock tendered for repurchase) at $9.41 per share for aggregate consideration totaling $292,000.

The net proceeds from our continuous offering will be invested primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less prior to being invested in debt securities of private U.S. companies.

As of September 30, 2014 and December 31, 2013, we had $34,061,902 and $11,383,669 in short term investments, respectively, invested in a fund that primarily invests in U.S. government securities.

Total Return Swap

For a detailed discussion of our TRS, refer to Note 7 of our consolidated financial statements included in this report.

RIC Status and Distributions

Our total investment portfolio includes loans and other securities on our consolidated balance sheets and loans underlying the TRS. Accordingly, we treat net interest and other income earned on all investments, including the loans underlying the TRS, as a component of investment company taxable income when determining our sources of distributions. The sources of our distributions for the nine months ended September 30, 2014 were as follows:

	Investment Portfolio	Total Return Swap Portfolio	Total Investment Portfolio	Percentage
Net investment income	$(2,387,817)	$(9,794,608)	$(12,182,425)	76.9%
Net gain on loan sales	(1,355,562)	(2,104,176)	(3,459,738)	21.9%
From other sources(1)	(188,395)	-	(188,395)	1.2%
Total	$(3,931,774)	$(11,898,784)	$(15,830,558)	100.0%

(1)	Includes adjustments made to GAAP basis net investment income to arrive at taxable income available for distributions.

For a additional discussion of our RIC status and distributions, refer to Note 2 and Note 5, respectively, of our consolidated financial statements included in this report.

Recent Accounting Pronouncements

We do not believe any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material adverse effect on our consolidated financial statements.

Critical Accounting Policies

For a detailed discussion of our critical accounting policies, refer to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” included in our Annual Report on Form 10-K for the year ended December 31, 2013.  We consider these accounting policies critical because they involve management judgments and assumptions, require estimates about matters that are inherently uncertain and because they are important for understanding and evaluating our reported financial results. These judgments will affect the reported amounts of assets and liabilities and our disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. With different estimates or assumptions, materially different amounts could be reported in our financial statements.

Related Party Transactions

We have entered into an agreement with CIM to provide us with investment advisory services.  On October 31, 2014, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM for a period of twelve months commencing December 17, 2014. Payments for investment advisory services under the investment advisory agreement are equal to (a) an annual base management fee of 2.0% of the average value of our gross assets, excluding cash and cash equivalents, and (b) an incentive fee based on our performance, as described below. ICON Capital is, and to the extent requested to provide such services and such services are so provided, CIM and AIM and their respective affiliates may be, reimbursed for administrative expenses incurred on our behalf.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in our investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee is equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.  On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceeds realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, we would not be required to pay CIM a capital gains incentive fee.

We and CIM have engaged AIM to act as our investment sub-adviser, as AIM possesses skills that we believe will aid us in achieving our investment objective. AIM only assists CIM with identifying investment opportunities and making investment recommendations for approval by CIM according to pre-established investment guidelines. On an annualized basis, AIM receives 50% of the fees payable to CIM under the investment advisory agreement with respect to each year, which fees are paid to AIM quarterly in arrears by CIM.

ICON Capital provides us with accounting, investor relations and other administrative services. We entered into an administration agreement with ICON Capital pursuant to which ICON Capital furnishes us with administrative services necessary to conduct our day-to-day operations.  On October 31, 2014, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the administration agreement with ICON Capital for a period of twelve months commencing December 17, 2014. ICON Capital is, and to the extent requested to provide such services and such services are so provided, CIM and AIM and their respective affiliates may be, reimbursed for administrative expenses incurred on our behalf. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital. For the three and nine months ended September 30, 2014, we incurred administrative services expenses to ICON Capital of $376,806 and $1,222,421, respectively. For the three and nine months ended September 30, 2013, we incurred administrative services expenses to ICON Capital of $144,462 and $715,653, respectively. The majority of such administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us and the remainder related to other reimbursable expenses. For the three and nine months ended September 30, 2013, all administrative expenses were reimbursed by IIG in accordance with the expense support and conditional reimbursement agreement.

                Under the terms of the investment advisory agreement, CIM and certain of its affiliates, which includes IIG, are entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization costs and offering expenses have been reimbursed. Our payment of organization costs and offering expenses will not exceed 1.5% of the actual gross proceeds raised from our offering (without giving effect to any potential reimbursements from IIG and its affiliates). If we sell the maximum number of shares at $10.45 per share, we estimate that we may incur up to approximately $15,675,000 of expenses. Previously, we interpreted “raised” to mean all gross proceeds that we expected to raise through the completion of the offering of our shares, which could be as late as December 31, 2015, rather than actual gross proceeds raised through the date of reimbursement. Consistent with such application and since we believed we would raise at least $100 million through the completion of the offering of our shares, upon commencement of operations on December 17, 2012, we issued 111,111 shares of our common stock at $9.00 per share to IIG in lieu of payment of $1,000,000 for organization costs and offering expenses submitted for reimbursement. The transactions satisfied an independent obligation of IIG to invest $1,000,000 in our shares.  Through that date, we had raised gross proceeds from unaffiliated outside investors of $2,639,439 and from affiliated investors of $2,000,000, which, applying 1.5% of actual proceeds raised through the date of reimbursement, would have resulted in CIM being entitled to $69,592.

With respect to any future reimbursements for organization costs and offering expenses, we will interpret the 1.5% limit based on actual gross proceeds raised at the time of such reimbursement. In addition, we will not issue any of our shares or other securities for services or for property other than cash or securities except as a dividend or distribution to our security holders or in connection with a reorganization. Consistent with this interpretation, on May 30, 2013, IIG paid us $1,000,000, plus interest accrued at a rate of 7% per year.

From inception through September 30, 2014, IIG and its affiliates incurred organization costs, offering expenses and other pre-effective costs of approximately $2,012,000. Of these costs, approximately $1,811,000 represented organization costs and offering expenses, of which $1,591,475 was submitted to us for reimbursement. We paid $450,000 in October 2013, $550,000 in March 2014 and $591,475 in May 2014.  No additional material organization costs, offering expenses or other pre-effective costs have been incurred by IIG or its affiliates subsequent to September 30, 2014. The decision to fund our organization costs, offering expenses and other pre-effective costs and the decision to seek reimbursement for such costs is solely at the discretion of IIG and its affiliates. As a result, we may or may not be requested to reimburse any costs funded by IIG and its affiliates.

As of September 30, 2014, we raised gross proceeds of $435,041,340, of which we can pay up to $6,525,620 in organization costs and offering expenses (which represents 1.5% of the actual gross proceeds raised). Through September 30, 2014, we paid $4,614,377 of such costs and expenses, leaving an additional $1,911,243 that can be paid. As of November 10, 2014, we raised gross proceeds of $476,533,470, of which we can pay up to $7,148,002 in organization costs and offering expenses (which represents 1.5% of the actual gross proceeds raised). Through November 10, 2014, we paid $4,919,497 of such costs and expenses, leaving an additional $2,228,505 that can be paid.

                On January 30, 2013, we entered into the expense support and conditional reimbursement agreement with IIG, whereby IIG agreed to reimburse us for expenses in an amount that is sufficient to: (1) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (2) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Pursuant to the expense support and conditional reimbursement agreement, we have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement if, during any fiscal quarter occurring within three years of the date on which IIG funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to shareholders.

On December 13, 2013, we and IIG amended and restated the expense support and conditional reimbursement agreement to extend the termination date of such agreement from January 30, 2014 to January 30, 2015.

Pursuant to the expense support and conditional reimbursement agreement, we will have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement (i) if expense reimbursement amounts funded by IIG exceed operating expenses incurred during any fiscal quarter, (ii) if the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to shareholders, and (iii) during any fiscal quarter occurring within three years of the date on which IIG funded such amount.

Reimbursement of such costs will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. During the three and nine months ended September 30, 2014, we recorded an obligation to repay $22,530 and $622,156 of expense reimbursements from IIG, respectively. On September 4, 2014, we repaid $599,626 of expense reimbursements to IIG. We may or may not be requested to reimburse any of these costs in the future. As of September 30, 2014, the total net liability to CIM and its affiliates was $2,055,775, which related to fees earned by CIM primarily during the three months ended September 30, 2014 and the recoupment of expense reimbursement by IIG.

Refer to the table under “Results of Operations for the Three Months Ended September 30, 2014 and 2013—Expense Reimbursement” above for a summary of all expenses supported by IIG and the associated dates through which such expenses are eligible for reimbursement by us.

We or IIG may terminate the expense support and conditional reimbursement agreement at any time. IIG has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. If we terminate the investment advisory agreement with CIM, we may be required to repay IIG all reimbursements funded by IIG within three years of the date of termination. The specific amount of expenses reimbursed by IIG, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that IIG will reimburse any portion of our expenses in future quarters.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services that we expect to receive pursuant to our investment advisory agreement, the investment sub-advisory agreement, the administration agreement and the dealer manager agreement. Any new investment advisory agreement would also be subject to approval by our shareholders.

Contractual Obligations

On December 17, 2012, Flatiron entered into a TRS with Citibank. Flatiron and Citibank amended the TRS, effective December 9, 2013, February 18, 2014, April 30, 2014, July 30, 2014, and September 5, 2014. See Note 7 to our consolidated financial statements for a more detailed description of the TRS.

Commitments and Contingencies and Off-Balance Sheet Arrangements

Commitments and Contingencies

We have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.

Our investment portfolio may contain debt investments that are in the form of lines of credit, unfunded delayed drawdown loan commitments, or revolving credit facilities, which requires us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2014 and December 31, 2013, unfunded loan commitments amounted to $21,674,000 and $2,450,758, respectively. As of November 10, 2014, our unfunded loan commitments amounted to $23,112,083. For information on the companies to which we are committed to fund additional amounts as of September 30, 2014 and December 31, 2013, refer to the consolidated schedule of investments included in this report.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of September 30, 2014, 99.5% of our portfolio investments and underlying loans subject to the TRS, except for our short term investments, paid variable interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we may hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee preferred return, as defined in our investment advisory agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to CIM with respect to our pre-incentive fee net investment income.

Under the terms of the TRS with Citibank, we pay fees to Citibank at a floating rate based on LIBOR (and some cases prime rate) in exchange for the right to receive the economic benefit of a pool of loans. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments. We expect that our long-term investments will be financed primarily with equity and long-term debt. Our interest rate risk management techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates could have a materially adverse effect on our business, financial condition and results of operations.

The following table shows the effect over a twelve month period of changes in interest rates on our net interest income, excluding short term investments, assuming no changes in our investment portfolio and TRS Agreement in effect as of September 30, 2014:

Change in Interest Rates	Increase (Decrease) in Net Interest Income(1)	Percentage Change in Net Interest Income
Down 22 basis points	$750,107	1.8%
Current base interest rate	-	-
Up 100 basis points	(2,263,401)	(5.5%)
Up 200 basis points	311,471	0.8%
Up 300 basis points	2,950,725	7.2%

(1) Pursuant to the TRS, we receive from Citibank all interest payable in respect of the loans subject to the TRS and pay to Citibank interest at a rate equal to the floating rate index specified for each loan (typically LIBOR of varying maturities) plus 1.35% per year on the full notional amount of the loans subject to the TRS. As of September 30, 2014, all of the loans subject to the TRS paid variable interest rates. This table assumes no change in defaults or prepayments by portfolio companies over the next twelve months.

In addition, we may have risk regarding portfolio valuation as discussed in Note 2 to our consolidated financial statements included in this Quarterly Report on Form 10-Q.

Item 4. Controls and Procedures

Evaluation of disclosure controls and procedures

In connection with the preparation of this Quarterly Report on Form 10-Q for the three months ended September 30, 2014, we carried out an evaluation, under the supervision and with the participation of our management, including our Co-Chief Executive Officers and our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report pursuant to Rule 13a-15(b) and Rule 15d-15(b) of the Securities Exchange Act of 1934, as amended. Based on the foregoing evaluation, the Co-Chief Executive Officers and the Chief Financial Officer concluded that our disclosure controls and procedures were effective.

In designing and evaluating our disclosure controls and procedures, we recognized that disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met.  Our disclosure controls and procedures have been designed to meet reasonable assurance standards. Disclosure controls and procedures cannot detect or prevent all error and fraud. Some inherent limitations in disclosure controls and procedures include costs of implementation, faulty decision-making, simple error and mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls is based, in part, upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all anticipated and unanticipated future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with established policies or procedures.

Evaluation of internal control over financial reporting

There have been no changes in our internal control over financial reporting during the three months ended September 30, 2014 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1. Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies and other third parties. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

Item 1A. Risk Factors

There have been no material changes from the risk factors disclosed in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

Our registration statement on Form N-2, as amended, was declared effective by the SEC on July 2, 2012 (SEC File No. 333-178646). Our offering period commenced on July 2, 2012.

We did not engage in any unregistered sales of equity securities during the three months ended September 30, 2014.

The table below provides information concerning our repurchases of shares of our common stock during the three months ended September 30, 2014 pursuant to our share repurchase program.

Period		Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
	July 1 to July 31, 2014	15,611	$9.41	15,611	(1)
	August 1 to August 31, 2014	-	-	-	-
	September 1 to September 30, 2014	-	-	-	-
	Total	15,611	$9.41	15,611	(1)

(1)

A description of the maximum number of shares of our common stock that may be repurchased under our share repurchase program is set forth in Note 3 to our unaudited consolidated financial statements contained in this Quarterly Report on Form 10-Q.

See Note 3 to our unaudited consolidated financial statements contained in this Quarterly Report on Form 10-Q for a more detailed discussion of the terms of our share repurchase program.

Item 3. Defaults Upon Senior Securities

Not applicable.

Item 4. Mine Safety Disclosures

Not applicable.

Item 5. Other Information

Not applicable.

Item 6. Exhibits

Exhibit Number	Description of Document
3.1

Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit (A)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

3.2

Second Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit 3.1 to Registrant’s Current Report on Form 8-K filed with the SEC on August 27, 2012 (File No. 814-00941)).

3.3

Bylaws of CĪON Investment Corporation (Incorporated by reference to Exhibit (B) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

4.1

Form of Subscription Agreement (Incorporated by reference to Exhibit (D) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 28, 2014 (File No. 333-178646)).

4.2

Second Amended and Restated Distribution Reinvestment Plan (Incorporated by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed with the SEC on December 16, 2013 (File No. 814-00941)).

10.1

Investment Advisory Agreement by and between CĪON Investment Corporation and CĪON Investment Management, LLC (Incorporated by reference to Exhibit (G)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.2

Investment Sub-Advisory Agreement by and among CĪON Investment Management, LLC, CĪON Investment Corporation and Apollo Investment Management, L.P. (Incorporated by reference to Exhibit (G)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.3

Administration Agreement by and between CĪON Investment Corporation and ICON Capital Corp. (Incorporated by reference to Exhibit (K)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.4

Custody Agreement by and between CĪON Investment Corporation and U.S. Bank National Association (Incorporated by reference to Exhibit (J) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.5

Escrow Agreement by and among CĪON Investment Corporation, UMB Bank, N.A., and ICON Securities Corp. (Incorporated by reference to Exhibit (K)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.6

Dealer Manager Agreement by and among CĪON Investment Corporation, CĪON Investment Management, LLC, and ICON Securities Corp. (Incorporated by reference to Exhibit (H)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.7

ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of December 17, 2012, by and between Flatiron Funding, LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 19, 2012).

10.8

Fifth Amended and Restated Confirmation Letter Agreement, dated as of September 5, 2014, by and between Flatiron Funding, LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 8, 2014).

10.9

Amended and Restated Expense Support and Conditional Reimbursement Agreement dated as of December 13, 2013, by and between CĪON Investment Corporation and ICON Investment Group, LLC (Incorporated by reference to Exhibit (K)(5) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-2 filed with the SEC on December 20, 2013 (File No. 333-178646)).

Exhibit Number	Description of Document

31.1	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.
31.2	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.
31.3	Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer.
32.1	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.3	Certification of Chief Financial Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 12, 2014

CĪON Investment Corporation
(Registrant)

By:  /s/ Michael A. Reisner
        Michael A. Reisner
        Co-Chief Executive Officer and Co-President
        (Principal Executive Officer)

By:  /s/ Mark Gatto
        Mark Gatto
        Co-Chief Executive Officer and Co-President
        (Principal Executive Officer)

By:  /s/ Keith S. Franz
        Keith S. Franz
        Chief Financial Officer
        (Principal Financial and Accounting Officer)